UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

UNIVERSAL DISPLAY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

UNIVERSAL DISPLAY CORPORATION

250 Phillips Boulevard

Ewing, New Jersey 08618

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 15, 2023

Dear Shareholders:

You are cordially invited to attend the 2023 Annual Meeting of Shareholders of Universal Display Corporation on Thursday, June 15, 2023 at 10:00 a.m., Eastern Time. This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend, vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/OLED2023 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. We are holding the meeting to:

(1) Elect eight members of our Board of Directors to hold one-year terms;

(2) Approve the Universal Display Corporation Equity Compensation Plan;

(3) Approve an advisory resolution regarding executive officer compensation;

(4) Vote, on an advisory basis, regarding the frequency of future advisory shareholder votes on executive officer compensation;

(5) Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2023; and

(6) Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

If you were the holder of record of shares of our common stock or Series A Nonconvertible Preferred Stock at the close of business on April 10, 2023, you are entitled to notice of, and may vote at, the annual meeting. You may also vote in advance of the meeting, as described in the proxy statement. Any such shareholder on April 10, 2023 may vote at the meeting, even if he or she has already voted before the meeting.

The proxy statement and our 2022 Annual Report to Shareholders are available free of charge at ir.oled.com.

We look forward to the meeting.

Sincerely,
By:
Mauro Premutico
Secretary

Ewing, New Jersey
April 20, 2023

Your vote is important. We encourage you to promptly complete, sign, date and return the proxy card, or vote by phone or on the Internet as described in the proxy statement, whether or not you expect to attend the virtual annual meeting via webcast on the Internet. If you are a shareholder of record and you attend the meeting via webcast, you may revoke your proxy and vote your shares at that time.

UNIVERSAL DISPLAY CORPORATION

250 Phillips Boulevard

Ewing, New Jersey 08618

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 15, 2023

INFORMATION CONCERNING THIS SOLICITATION

The Board of Directors (or “Board”) of Universal Display Corporation (“we,” “our,” “us” or the “Company”) is soliciting proxies for the 2023 Annual Meeting of Shareholders to be held as a virtual meeting via a live webcast on the Internet on Thursday, June 15, 2023, at 10:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/OLED2023 (the “Annual Meeting”). This proxy statement contains important information for shareholders to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

At the Annual Meeting, our shareholders will be asked to vote upon:

(1) the election of eight members of our Board of Directors to hold one-year terms;

(2) a proposal to approve the Universal Display Corporation Equity Compensation Plan;

(3) a proposal to approve an advisory resolution regarding executive officer compensation;

(4) an advisory resolution regarding the frequency of future advisory shareholder votes on executive officer compensation;

(5) a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2023; and

(6) such other business as may properly come before the meeting or any postponements or adjournments thereof.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Shareholders to be Held on June 15, 2023

This proxy statement and our 2022 Annual Report to Shareholders are available free of charge at ir.oled.com.

PROXY MATERIALS

Our Board of Directors has set April 10, 2023 as the record date for the Annual Meeting (the “Record Date”). As of the Record Date, we had outstanding 47,331,947 shares of common stock and 200,000 shares of Series A Nonconvertible Preferred Stock.

Beginning on or about April 20, 2023, we are sending proxy materials to “registered holders” as of the Record Date. Registered holders are those shareholders whose shares are registered directly in their names with our transfer agent, EQ + AST.

Beginning on or about April 20, 2023, we are sending a Notice Regarding the Availability of Proxy Materials (the “Notice”) to “beneficial owners” of our stock as of the Record Date. Beneficial owners are those shareholders whose shares are held in a stock brokerage account or by a bank or other holder of record; such shareholders are also sometimes referred to as “street name” holders. Beneficial owners may view proxy materials on the Internet and may also request and receive a paper or e-mail copy of the proxy materials by following the instructions provided in the Notice.

We will pay the expenses of these solicitations. Proxies may also be solicited by telephone or in person by some of our officers, directors and regular employees or independent contractors, who will not be specially engaged or compensated for such services.

Our principal executive offices are located at 250 Phillips Boulevard, Ewing, New Jersey 08618. Our general telephone number is (609) 671-0980.

Universal Display Corporation • 2023 Proxy Statement • 1

VOTING AT THE ANNUAL MEETING

Each holder of our common stock or Series A Nonconvertible Preferred Stock as of the Record Date is entitled to one vote per share on all matters to be voted on at the Annual Meeting. Holders of our common stock and Series A Nonconvertible Preferred Stock vote together as a single class on all matters.

Only shareholders of record who own shares (whether as a registered holder or a beneficial owner) as of the close of business on the Record Date are entitled to notice of, or to vote at, the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the Annual Meeting will constitute a quorum for purposes of that matter. Shareholders of record who return a proxy card but abstain from voting or fail to vote on a particular matter will be considered “present” for quorum purposes with respect to the matter. In addition, shares held by brokers or nominees who have notified us on a proxy card or otherwise in accordance with industry practice that they have not received voting instructions with respect to a particular matter and that they lack or have declined to exercise voting authority with respect to such matter (referred to in this proxy statement as “uninstructed shares”), will be considered “present” for quorum purposes with respect to the matter. Votes not cast by brokers or nominees with respect to uninstructed shares are referred to in this proxy statement as “broker non-votes.”

The person named in the proxy will vote the shares represented by each properly executed proxy as directed therein. In the absence of such direction on a properly executed proxy card, the person named in the proxy will vote “FOR” the persons nominated by our Board of Directors for election as directors; “FOR” the proposal to approve the Universal Display Corporation Equity Compensation Plan; “FOR” the proposal to approve, on an advisory basis, the compensation of our executive officers; for the option of “ONE YEAR” in the advisory vote on the frequency of advisory shareholder votes on executive officer compensation; and “FOR” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2023. As to other items of business that may properly be presented at the Annual Meeting for action, the person named in the proxy will vote the shares represented by the proxy in accordance with his or her best judgment.

A shareholder of record (whether a registered holder or a beneficial owner) may revoke his or her proxy at any time before its exercise by giving written notice of such revocation to our Secretary. In addition, any shareholder of record (whether a registered holder or a beneficial owner) may vote online at the Annual Meeting, even if he or she has already voted prior to the Annual Meeting, in accordance with the procedure set forth below.

You may own shares of our stock both as a registered holder and as a beneficial owner, in which case you will receive proxy materials as well as the Notice. To vote all of your shares, you will vote your “registered” shares based on the instructions in the proxy card, and your “beneficially-owned” shares based on the instructions in the Notice, by any of the methods set forth below.

The preliminary voting results will be announced at the Annual Meeting. The final results will be reported in a Current Report on Form 8-K to be filed within four business days following the date of the Annual Meeting.

HOW YOU CAN VOTE

Your vote is important. You may vote by any of the following methods:

By telephone or via the Internet.	You may vote by proxy by telephone or via the Internet by following the instructions provided in the Notice, proxy card or voting instruction card.

By mail.	If you received printed copies of the proxy materials by mail (whether initially or upon request), you may vote by proxy by signing and returning the proxy card or voting instruction card by mail.

Online during the Annual Meeting.

This year’s Annual Meeting will be held entirely online. Registered holders and beneficial owners with shares held in street name (held in the name of a broker or other nominee) may vote online at the Annual Meeting by visiting the following Internet website: www.virtualshareholdermeeting.com/OLED2023, and entering the 16-digit control number included in the Notice, on their proxy card or on the instructions that accompanied the proxy materials. Beneficial owners with shares held in street name who need their 16-digit control number should contact their bank, broker or other nominee, and to ensure receipt of the control number in a timely fashion, should do so well in advance of the Annual Meeting.

If you vote by telephone or via the Internet before the Annual Meeting, please have your Notice or proxy card available. The 16-digit control number appearing on your Notice or proxy card is necessary to process your vote. A telephone or Internet vote authorizes the named proxies in the same manner as if you marked, signed and returned a proxy card by mail.

Universal Display Corporation • 2023 Proxy Statement • 2

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors has fixed the number of directors serving on our Board at eight, all of whom are to be elected at the Annual Meeting. Our Board of Directors reduced the number of directors from nine to eight members after the passing in December 2022 of our Founder and Chairman Emeritus, Mr. Sherwin I. Seligsohn. Each director elected will serve until our next annual meeting of shareholders and such time as a successor has been selected and qualified, or until the director’s earlier death, resignation or removal. Each of our eight director nominees has consented to being nominated and to serve if elected. If any nominee should subsequently decline or be unable to serve, the persons named in the proxy will vote for the election of such substitute nominee as shall be determined by them in accordance with their best judgment.

Pursuant to our Amended and Restated Articles of Incorporation, the holder of our Series A Nonconvertible Preferred Stock is entitled to nominate and elect two of the members of our Board of Directors. The holder of the Series A Nonconvertible Preferred Stock has waived this right with respect to the election of directors at the Annual Meeting.

All eight nominees are presently members of our Board of Directors whose terms expire at the Annual Meeting. We recommend voting “FOR” the nominees set forth below. The experience, qualifications, attributes and skills set forth next to each nominee’s name have led our Board of Directors to conclude that these nominees should serve as members of our Board.

Nominees For Election as Directors

Name of Director	Age	Year First Became Director, Principal Occupations and Certain Directorships
Steven V. Abramson	71

Mr. Abramson is our President and Chief Executive Officer and has been a member of our Board of Directors since May 1996. Mr. Abramson served as our President and Chief Operating Officer from May 1996 through December 2007. From March 1992 to May 1996, Mr. Abramson was Vice President, General Counsel, Secretary and Treasurer of Roy F. Weston, Inc., a worldwide environmental consulting and engineering firm. From December 1982 to December 1991, Mr. Abramson held various positions at InterDigital, Inc. ("InterDigital") including General Counsel, Executive Vice President and General Manager of the Technology Licensing Division.

Mr. Abramson’s extensive experience in international business and long history with our Company are compelling attributes which have contributed to his leadership of the Company. His leadership roles in the OLED and technological fields have provided him with valuable opportunities to interact with business leaders in market segments of importance to the Company. Mr. Abramson is well equipped to lead the Company in its dealings with the business community and the public sector.

Cynthia J. Comparin	64

Ms. Comparin has been a member of our Board of Directors since January 2020. She currently also serves on the board of Cullen/Frost Bankers, Inc. (NYSE: CFR). Ms. Comparin was the founder and CEO of Animato, a technology solutions provider, from 1997 until she sold the company in 2016. Prior to establishing Animato, Ms. Comparin was President of ALLTEL’s Enterprise Network Services Division, Vice President and General Manager for Nortel’s Network Transformation Services Division and General Manager of Latin America at Recognition International. She also previously held U.S. and internationally-based executive management positions at Electronic Data Systems (EDS).

Ms. Comparin’s significant leadership experience has given her strong insights which enables her to contribute to the Company in a variety of areas, including international business, financial and strategic planning. Her membership on the board of other public companies, and her experience on a public company audit committee also enables her to share best practices observed from these experiences.

Richard C. Elias • Chair, Nominating & Corporate Governance Committee	69

Mr. Elias has been a member of our Board of Directors since April 2014. Mr. Elias retired from PPG Industries, Inc. prior to joining our Board. Prior to his retirement, Mr. Elias served as the Senior Vice President - Optical and Specialty Materials of PPG Industries, Inc. from July 2008 through March 30, 2014. From April 2000 through June 2008, Mr. Elias held the position of Vice President, Optical Products of PPG Industries, Inc. Mr. Elias was a director of Black Box Corporation (Nasdaq: BBOX) until January 7, 2019, when the company was purchased by AGC Networks and became a non-public company, and previously served as a member of its Human Capital Committee and its Nominating & Governance Committee.

Mr. Elias’ significant experience as a corporate executive, including more than 20 years of senior management experience for a global manufacturer and distributor that experienced significant growth and expansion, has given him strong insights which enable him to contribute to the Company in a variety of areas, including product development, sales and marketing,

Universal Display Corporation • 2023 Proxy Statement • 3

Name of Director	Age	Year First Became Director, Principal Occupations and Certain Directorships

budgeting, strategic planning, operations and executive management. Mr. Elias’ prior service on the board of another public company also enables him to share best practices observed from his other experiences.

Elizabeth H. Gemmill • Chair, Board of Directors • Chair, Human Capital Committee • Chair, Environmental & Social Responsibility Committee	77

Ms. Gemmill has served as Chair of our Board of Directors since June 2022 and as Lead Independent Director from February 2018 to June 2022. She been a member of our Board since April 1997. She is also on the Boards of The Franklin Institute and Arden Theatre Company. Ms. Gemmill is also a Board Leadership Fellow of the National Association of Corporate Directors. Since March 1999, she was Managing Trustee and, more recently, President of the Warwick Foundation until the Foundation was dissolved in 2012. From February 1988 to March 1999, Ms. Gemmill was Vice President and Secretary of Tasty Baking Company. Ms. Gemmill is the former Chairman of the Board of Philadelphia University (1998-2009). She previously served as a director of Beneficial Bancorp, Inc. (Nasdaq: BNCL), WHYY, Inc., the Philadelphia College of Osteopathic Medicine, the YMCA of Philadelphia and Vicinity, the Presbyterian Foundation (where she served as the Chairman of the Board until June 2018), American Water Works Company, Inc. until it was sold in early 2003, Philadelphia Consolidated Holdings Corporation until it was sold in December 2008, and Delaware Valley University through June 2022. Ms. Gemmill also served as a member of the advisory board of WSFS Financial Corporation (Nasdaq: WSFS) until December 2019.

Ms. Gemmill’s extensive background as a public company executive, as well as her long history on for-profit and not-for-profit boards, has given her strong insights and the ability to assist our Board on matters of corporate oversight and governance, and critical experience regarding public company oversight matters. Her previous public company board and audit committee service also enables her to share best practices observed from these experiences. Ms. Gemmill also demonstrates a strong commitment to the local community in her various not-for-profit roles.

C. Keith Hartley • Chair, Audit Committee	80

Mr. Hartley has been a member of our Board of Directors since September 2000. Since June 2000, he has been the President of Hartley Capital Advisors, a merchant banking firm. From August 1995 to May 2000, he was the managing partner of Forum Capital Markets LLC, an investment banking company. In the past, Mr. Hartley held the position of managing partner for Peers & Co. and Drexel Burnham Lambert, Inc. He serves as a director and is on various committees of Swisher International Group, Inc. He also previously served as a director of Idera Pharmaceuticals, Inc. (Nasdaq: IDRA) until June 2014.

Mr. Hartley’s significant experience in the investment banking industry gives him strong insights into areas such as corporate finance and strategic transactions, enabling him to contribute to the Company in a variety of areas, including strategic planning, finance and executive management. Mr. Hartley’s past experience on the boards of other public companies also provides him with valuable insight into corporate governance practices.

Celia M. Joseph	69

Ms. Joseph has been a member of our Board of Directors since January 2020. Previously, Ms. Joseph served as Director, Employment and Benefits Law in the legal department of chemical company, Solenis LLC, where she provided leadership and advice for all areas of global employment and benefits law from 2014 until her retirement in 2018. Prior to her position at Solenis LLC, Ms. Joseph was Of Counsel at Fisher & Phillips LLP, founded the law firm Celia M. Joseph & Associates PC, and was a Principal at Reaching Agreement ADR LLC. From 1980 to 2009, Ms. Joseph was an Assistant General Counsel, global Employment Law Manager, and Corporate EEO/Diversity Manager at Rohm and Haas Company. Ms. Joseph currently serves as a volunteer member of the Board of Directors of the Wynnefield branch of the Settlement Music School and formerly served as a member of the Board of Directors of the International Employers Forum and as an officer of the International Bar Association.

Ms. Joseph’s near forty years of experience working for multinational companies in the chemicals industry has given her strong insights and the ability to assist our Board on matters including global human resource management and law.

Lawrence Lacerte • Chair, Investment Committee	70

Mr. Lacerte has been a member of our Board of Directors since October 1999. Since July 1998, he has been Chairman of the Board of Directors and Chief Executive Officer of Exponent Technologies, Inc., a company specializing in technology and Internet-related ventures. Prior to that time, he was the founder, Chairman of the Board of Directors and Chief Executive Officer of Lacerte Software Corp., which was sold to Intuit Corporation in June 1998.

Mr. Lacerte’s varied career as the founder of a successful software company allows him to bring to the Board a diverse combination of business, operational and strategic knowledge and skills.

Universal Display Corporation • 2023 Proxy Statement • 4

Name of Director	Age	Year First Became Director, Principal Occupations and Certain Directorships
Sidney D. Rosenblatt	75

Mr. Rosenblatt has been a member of our Board of Directors since May 1996. Mr. Rosenblatt retired from the Company in December 2022 as Executive Vice President and Senior Advisor. He served as Executive Vice President and our Chief Financial Officer, Treasurer and Secretary from June 1995 through September 2022. Mr. Rosenblatt was the owner of S. Zitner Company from August 1990 through August 2010 and served as its President from August 1990 through December 1998. From May 1982 to August 1990, Mr. Rosenblatt served as the Senior Vice President, Chief Financial Officer and Treasurer of InterDigital. Mr. Rosenblatt is on the Board of Managers of the Overbrook School for the Blind and previously served as a member of the Board of Careers through the school’s Culinary Arts Program.

Mr. Rosenblatt’s extensive experience in public company financial matters and long history with our Company are compelling attributes which will contribute to his continued leadership of the Company on its Board of Directors. His leadership in investor relations and familiarity with the OLED industry have provided him with significant experience of value to the Company. Mr. Rosenblatt is well equipped to lead the Company in its dealings with the for-profit and not-for-profit communities and the public sector.

Vote Required and Recommendation of our Board of Directors

At the Annual Meeting, each director will be elected by a majority of the votes cast with respect to that director at the meeting. For these purposes, a vote of the majority of the votes cast means that the number of shares voted “for” a director exceeds 50% of the votes cast with respect to that director. Abstentions on this proposal are not considered “votes cast” and will have no effect on the outcome of the vote. Similarly, broker non-votes are not considered “votes cast” with respect to this proposal and, therefore, will have no effect on the outcome of the vote. Shareholders do not have cumulative voting rights with regard to the election of members of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

Director Independence

Our Board of Directors has established a Nominating & Corporate Governance Committee, whose duties include, among others, making recommendations for approval to the full Board of Directors with regard to director independence. The current members of the Nominating & Corporate Governance Committee are Mr. Elias (Chair), Ms. Gemmill, Ms. Joseph and Mr. Hartley. Each member of our Nominating & Corporate Governance Committee is an independent director under the Nasdaq listing requirements. Our Nominating & Corporate Governance Committee operates pursuant to a written charter that was last reviewed by the Nominating & Corporate Governance Committee and approved by our Board of Directors on April 4, 2023. A copy of the charter is publicly available through the “Shareholders — Corporate Governance” section of our website at www.oled.com.

After the Nominating & Corporate Governance Committee makes its recommendations to the Board of Directors with regard to director independence, our Board of Directors considers and approves these recommendations. In so doing, the Board of Directors has determined that a majority of its members are “independent directors” within the meaning of applicable Nasdaq listing requirements. Our independent directors are Ms. Comparin, Mr. Elias, Ms. Gemmill, Mr. Hartley, Ms. Joseph and Mr. Lacerte. In addition, based on these listing requirements, our Board of Directors has determined that Mr. Abramson is not an independent director because he is an officer of the Company and Mr. Rosenblatt is not an independent director because he recently retired as an officer of the Company on December 30, 2022.

Our independent directors meet in executive session on a periodic basis in connection with regularly-scheduled meetings of the full Board of Directors, as well as in their capacity as members of our Audit, Human Capital, Environmental & Social Responsibility (“ESR”), Investment, and Nominating & Corporate Governance Committees, as applicable.

In evaluating director independence, the disinterested members of our Nominating & Corporate Governance Committee and the Board of Directors considered our relationship with Exponent Technologies, Inc. (“Exponent”). Exponent is a provider of information system services for payroll, benefits and human resources management. Mr. Lacerte was Chairman of the Board of Directors and Chief Executive Officer of Exponent. For 2022, we paid a total of approximately $80,032 to Exponent in connection with its provision of these services to us. This amount is well below the threshold for director independence under the Nasdaq listing requirements. There being no other factors suggesting that this relationship might impair Mr. Lacerte’s independence, the disinterested members of our Nominating & Corporate Governance Committee and the Board of Directors concluded that Mr. Lacerte should be treated as an independent director.

Board and Committee Meetings; Annual Meeting Attendance

In 2022, our Board of Directors held eight meetings, our Audit Committee held six meetings, our Human Capital Committee held nine meetings, our Nominating & Corporate Governance Committee held five meetings, our ESR Committee held four meetings, and our Investment Committee held four meetings. All members of the Board of Directors (or of the applicable committee of the Board) attended at least 75% of these meetings in the aggregate.

Universal Display Corporation • 2023 Proxy Statement • 5

All incumbent directors and nominees for election as director are encouraged, but not required, to attend our annual meetings of shareholders. All of the current members of our Board of Directors attended our Annual Meeting of Shareholders in 2022.

Director Nominations

The duties of our Nominating & Corporate Governance Committee include, among others, recommending to the full Board of Directors candidates for election and re-election as directors. The Nominating & Corporate Governance Committee recommends candidates for election as directors, and the Board of Directors then approves the candidates who will be nominated to stand for election. In nominating candidates for election as directors, both our Nominating & Corporate Governance Committee and our full Board of Directors consider the skills, experience, character, commitment and diversity of background of each potential nominee, all in the context of the requirements of our Board of Directors at that point in time. With respect to their consideration of diversity of background, neither our Nominating & Corporate Governance Committee nor our full Board of Directors has a formal policy of assessing diversity with respect to any particular qualities or attributes. Each candidate should be an individual who has demonstrated integrity and ethics, has an understanding of the elements relevant to the success of a publicly-traded company, and has established a record of professional accomplishment in such candidate’s chosen field. Each candidate also should be prepared to participate in all Board and committee meetings that he or she attends and should not have other personal or professional commitments that might reasonably be expected to interfere with or limit such candidate’s ability to do so. Additionally, in determining whether to recommend a director for re-election, the director’s past attendance at Board and committee meetings is considered.

Our Board of Directors has no stated specific, minimum qualifications that must be met by candidates for election as directors. However, in accordance with U.S. Securities and Exchange Commission (“SEC”) rules and applicable Nasdaq listing requirements, at least one member of our Board of Directors is expected to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and a majority of the members of the Board are expected to meet the definition of “independent director” within the meaning of SEC rules and applicable Nasdaq listing requirements.

Any shareholder of record entitled to vote in the election of directors at an annual or special meeting of our shareholders may nominate one or more persons to stand for election to the Board at such meeting in accordance with the requirements of our Amended and Restated Bylaws. In order to be considered by our Board of Directors in connection with the nominations process for our 2024 Annual Meeting of Shareholders, all such director nominations must be received by our Secretary at our principal executive offices by February 16, 2024. Each such submission must be in writing and must comply with the notice, information and consent provisions contained in our Amended and Restated Bylaws. In addition, each such submission must include any other information required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Submissions should be addressed to our Secretary at the following address: Universal Display Corporation, 250 Phillips Boulevard, Ewing, New Jersey 08618.

Our Nominating & Corporate Governance Committee will consider all candidates identified by shareholders through the processes described above, and will evaluate each of them, including incumbent directors, based on the same criteria and make a recommendation to the full Board of Directors relating to all candidates for director. Although we have no formal policy regarding shareholder nominees, our Board of Directors believes that shareholder nominees should be viewed in substantially the same manner as other nominees. The consideration of any candidate for director will be based on an assessment of the individual’s background, skills and abilities, together with an assessment of whether such characteristics qualify the individual to fulfill the needs of our Board of Directors at that time.

Board Leadership Structure

Our Board is currently composed of eight directors – six independent directors and two directors who are or recently were executive officers of the Company. We believe that the overlap between our Board of Directors and executive management has been advantageous to us, as we have benefited from strong, clear, consistent and cohesive leadership. Since December 2007, our Board of Directors has had a leadership structure in which the Board’s Chair and our Chief Executive Officer are different persons.

In June 2022, Ms. Gemmill assumed the role of Board Chair from Mr. Seligsohn. Ms. Gemmill had served as our lead independent director since February 2018, when she was appointed to that role by our Board of Directors to further promote strong, independent oversight of the Company’s management and affairs, undertaking activities such as developing agendas for and chairing executive sessions of the Board, acting as a liaison between the independent directors and the Chair of the Board, and engaging with shareholders as part of the Company’s shareholder outreach efforts.

Our independent directors meet in executive session on a periodic basis in connection with regularly-scheduled meetings of the full Board of Directors, as well as in their capacity as members of our Audit, Human Capital, ESR, Investment, and Nominating & Corporate Governance Committees. Members of our Board of Directors, who all actively participate in Board activities and meetings, are able to propose items for inclusion on Board meeting agendas, and our Board meetings include time for discussion of items not on the formal agenda.

Each of our directors is a sophisticated and seasoned businessperson, experienced in board processes and knowledgeable regarding matters of corporate governance, and has substantial leadership experience in his or her field. For additional information about the backgrounds and qualifications of our directors, see above under the heading “Nominees For Election as Directors.”

Pursuant to the Nasdaq’s Board Diversity Rules, below is the Company’s Board Diversity Matrix outlining diversity statistics regarding our Board of Directors. In addition to gender and demographic diversity, we also recognize the value of other diverse

Universal Display Corporation • 2023 Proxy Statement • 6

attributes that directors may bring to our Board of Directors, including as veterans of the U.S. Military. We are proud to report that of our eight current directors, two are also military veterans.

Board Diversity Matrix (As of April 4, 2023)
	Female	Male
Total Number of Directors	8
Part I: Gender Identity
Directors	3	5
Part II: Demographic Background
Hispanic or Latinx	1	-
White	2	5

Audit Committee

Our Board of Directors has established a standing Audit Committee. The current members of our Audit Committee are Mr. Hartley (Chair), Ms. Gemmill, Mr. Lacerte and Ms. Comparin.

Our Audit Committee operates pursuant to a written charter that complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and Nasdaq listing standards. The Audit Committee Charter was last reviewed by our Audit Committee and approved by our Board of Directors on April 4, 2023 and a copy of the charter is publicly available through the “Shareholders — Corporate Governance” section of our website at www.oled.com.

According to its charter, our Audit Committee is responsible for, among other things:

•
reviewing our financial statements and discussing these statements and other relevant financial matters with management and our independent registered public accounting firm;
•
selecting and evaluating our independent registered public accounting firm and approving all audit engagement fees and terms;
•
pre-approving all audit and non-audit services provided to us, including the scope of such services, the procedures to be utilized and the compensation to be paid;
•
assessing the effectiveness of our internal control system, including with respect to information technology security, and discussing this assessment with management and our independent registered public accounting firm;
•
reviewing our financial reporting and accounting standards and principles, significant changes in these standards and principles, or in their application, and key accounting decisions affecting our financial statements, including alternatives to, and the rationale for, these decisions;
•
discussing with management and our independent registered public accounting firm, as appropriate, our risk assessment and risk management policies, including our major exposures to financial risk and the steps taken by management to monitor and mitigate these exposures; and
•
reviewing and investigating any matters pertaining to the integrity of management, including any actual or potential conflicts of interest or allegations of fraud, and the adherence of management to the standards of business conduct required by our code of ethics.

Each member of our Audit Committee meets the financial knowledge and independence criteria of the Nasdaq listing requirements. In April 2023, our Board of Directors determined that Mr. Hartley, Chair of the Audit Committee, is an “audit committee financial expert” as such term is defined under SEC regulations and that Mr. Hartley meets the financial sophistication and independence standards mandated by the Nasdaq listing requirements.

Universal Display Corporation • 2023 Proxy Statement • 7

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with Company management the audited financial statements of the Company for the year ended December 31, 2022, as well as management’s assessment of the Company’s internal control over financial reporting as of December 31, 2022. In addition, the Audit Committee has discussed with the Company’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 16. The Audit Committee also has received the written communications from KPMG LLP required by the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed the independence of KPMG LLP with that firm. Based on the Audit Committee’s review of the matters noted above and its discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted by the Audit Committee

C. Keith Hartley (Chair) Elizabeth H. Gemmill
Lawrence Lacerte
Cynthia J. Comparin

Human Capital Committee

Our Board of Directors has established a standing Human Capital Committee, which was formerly known as the Compensation Committee. The current members of our Human Capital Committee are Ms. Gemmill (Chair), Mr. Lacerte and Mr. Hartley.

Our Human Capital Committee operates pursuant to a written charter that was last reviewed by our Human Capital Committee and approved by our Board of Directors on April 4, 2023. A copy of the charter is publicly available through the “Shareholders — Corporate Governance” section of our website at www.oled.com.

According to its charter, our Human Capital Committee is responsible for, among other things:

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reviewing and approving the base salary, incentive compensation and any other compensation for the Company’s Chief Executive Officer and other senior executive officers;
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recommending to the full Board of Directors the compensation for service as a member of the Board of Directors;
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overseeing the development of an internally consistent and externally competitive executive compensation program to attract and retain qualified executives and to provide incentives for the attainment of the Company’s strategic goals;
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reviewing and approving management’s recommendations for equity compensation awards under the Company’s equity-based compensation plans;
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administering and discharging the duties imposed on the Human Capital Committee under the terms of the charter, the Company’s Equity Compensation Plan, Employee Stock Purchase Plan and the Supplemental Executive Retirement Plan; and
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making recommendations to the full Board of Directors with respect to long-term incentive compensation plans and equity-based compensation plans, and any changes to such plans.

Our Human Capital Committee has historically determined the compensation for the Company’s executive officers in two stages. Base salary adjustments and perquisites and other benefits (life insurance coverage, automobile allowance, etc.) traditionally have been approved to coincide with the annual employment anniversaries of these individuals with the Company. Awards under our Annual Incentive Plan (which we sometimes refer to as bonuses), long-term incentive equity compensation awards and any special cash or non-cash awards typically have been granted shortly after year-end. This enables the Human Capital Committee to review and consider the Company’s fiscal performance for the year in determining these awards.

For 2022, our Human Capital Committee recommended, and our Board of Directors approved in December 2021, a compensation program for non-employee members of our Board of Directors consistent with the compensation program for 2021, as described below under “Compensation of Directors.”

Board compensation was paid in 2022 in quarterly installments at the end of each quarter during the year. The three directors who also served as employees or officers of the Company in 2022 did not receive compensation for their service on the Board during 2022.

In order to facilitate the Human Capital Committee’s activities, Company management recommends to the Committee proposed compensation for the Company’s executive officers and directors. However, the Human Capital Committee exercises independent judgment in determining compensation for the Company’s executive officers and directors, and in recommending this compensation to the full Board of Directors for approval. As part of this process, the Human Capital Committee meets in executive session to review and ultimately finalize its recommendations.

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Since 2009, the Human Capital Committee has consulted from time to time as to compensation matters with Korn Ferry, a global management consulting firm (“Korn Ferry”). As discussed below under “Executive Compensation – Compensation Discussion and Analysis,” the Human Capital Committee consulted with Korn Ferry in establishing the executive compensation program for 2022.

Human Capital Committee Interlocks and Insider Participation

Each member of our Human Capital Committee is an independent director under the Nasdaq listing requirements. None of the members of our Human Capital Committee were officers or employees of the Company or any of its subsidiaries during 2022, were formerly officers of the Company or any of its subsidiaries, or had any relationship with the Company since the beginning of 2022 that requires disclosure under Item 404 of Regulation S-K, nor have there been since the beginning of 2022 any compensation committee interlocks involving our directors and executive officers that require disclosure under Item 407 of Regulation S-K.

REPORT OF THE HUMAN CAPITAL COMMITTEE

The Human Capital Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Company management and, based on such review and discussions, the Human Capital Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the Human Capital Committee

Elizabeth H. Gemmill (Chair)
C. Keith Hartley
Lawrence Lacerte

Shareholder Communications

Shareholders may send communications to our Board of Directors, or to individual members of our Board of Directors, care of our Secretary at the following address: Universal Display Corporation, 250 Phillips Boulevard, Ewing, New Jersey 08618. In general, all shareholder communications sent to our Secretary for forwarding to our Board of Directors, or to specified Board members, will be forwarded in accordance with the sender’s instructions. However, our Secretary reserves the right to not forward to members of our Board of Directors any abusive, threatening or otherwise inappropriate materials. Information on how to submit complaints to our Audit Committee regarding accounting, internal accounting controls or auditing matters can be found on the “Shareholders — Corporate Governance” section of our website at www.oled.com. The information on our website referenced in this proxy statement is not and should not be considered a part of this proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Philosophy and Objectives

Compensation and benefits programs are an important part of the relationship between our Company and our Named Executive Officers (defined under the “Summary Compensation Table” section below). Compensation for our Named Executive Officers is intended to be competitive, thereby allowing us to attract, motivate and retain talented personnel. We also seek to reward our Named Executive Officers for accomplishments and contributions to the Company’s long-term strategic and short-term business goals.

Response to Shareholder Say on Pay Advisory Vote

At the Company’s 2021 Annual Meeting of Shareholders held on June 17, 2021, the level of shareholder approval for the advisory resolution approving executive compensation as disclosed in the Company’s 2021 proxy statement (the “2021 Say on Pay Advisory Vote”) was substantially below our historical levels. As a result, during 2022, the Company and our Human Capital Committee engaged with shareholders, proxy advisory, and independent executive advisory firms to obtain their views on our compensation programs and to better align executive compensation with the Company’s short- and long-term objectives.

As a part of our shareholder outreach, we contacted shareholders representing more than 50% of our total outstanding shares as of December 31, 2021, and we held 10 individual meetings with shareholders representing approximately 26% of such shares. Ms. Gemmill, the Chair of our Human Capital Committee, attended each of these meetings. Our Human Capital Committee also engaged with an independent executive compensation firm, Korn Ferry, to better understand executive compensation structures of peer companies and compensation modifications that could better align shareholders’ stated concerns with the Company’s executive compensation philosophy and objectives.

Based on these conversations and consultations, we identified two main areas of opportunity from the shareholder feedback regarding executive compensation, which we addressed by:

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reducing the total target dollar value of long-term equity grant awards by decreasing the dollar value of time-based awards by 50% as compared to the 2021 awards, and

Universal Display Corporation • 2023 Proxy Statement • 9

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eliminating the discretionary component on cash bonus awards by removing the discretionary 25% adjustment component that the Human Capital Committee could exercise under previous award programs.

As a result of our outreach efforts and the valuable feedback we received, the Company, in consultation with its outside advisors, made the above-referenced design changes to our executive compensation program beginning in 2022. We disclosed these changes on a prospective basis in our proxy statement for our 2022 Annual Meeting of Shareholders, and the level of shareholder approval for the resolution approving executive compensation at the 2022 Annual Meeting of Shareholders (the “2022 Say on Pay Advisory Vote”) resulted in a significantly higher level of approval relative to 2021.

These changes implemented for 2022 by our Human Capital Committee and Board of Directors notably decreased the overall target value of awarded equity compensation for our Named Executive Officers, as reflected in the executive compensation quantitative financial results for 2022 disclosed in this proxy statement. The following provides additional detail on some of the more significant changes to the Company’s executive compensation program implemented for 2022:

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The short-term incentive cash bonus awards for Named Executive Officers were modified as follows:
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The awards were based 100% on objective financial and operational performance factors, determined 80% on achievement of specific revenue targets and 20% on objective key performance indicators (“KPIs”), and
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The discretionary element of the short-term incentive cash-bonus award, through which the Company could modify the cash award by 25% based on individual performance measurements, was removed from the award program implemented in 2022.
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The target value of time-based share units of the long-term incentive equity compensation awards was reduced by 50% relative to the units awarded in 2021. In addition, the determination of the number of shares to vest for the performance-based units are based 50% on adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) achievement, 25% on cash flow achievement and 25% on total shareholder return achievement at the end of the three-year vesting period.

What We Do vs. What We Do Not Do

Below is a summary of executive compensation policies and practices we have chosen to implement to support our executive compensation philosophy and objectives, and practices we have chosen not to implement:

What We Do:	What We Do Not Do:

Pay for Performance under Our Annual Incentive Plan: We link pay to performance and shareholder interests by establishing our Annual Incentive Plan based on financial metrics and strategic performance goals established in advance by our Human Capital Committee. For 2022, we decreased time-based fixed share awards by 50% of their prior year’s target values.

No Guaranteed Bonuses: We do not provide guaranteed minimum bonuses or uncapped incentives under our Annual Incentive Plan.

Enhanced Emphasis of Company Goals and Relative Growth Targets Under our Annual Incentive Plan: In 2022, the Company financial performance factors under our Annual Incentive Plan were 80% and the team/individual performance factor was 20%. For 2022, we modified the financial factors to consist solely of revenue growth (based on percentage growth over the prior year) and moved the EBITDA growth metric to be a part only of the long-term equity grant award program.

No Employment Contracts: We do not have any individual employment contracts with any of our Named Executive Officers.

Clawback Policy: Our Human Capital Committee has adopted a policy, applicable to performance compensation such as the bonuses under our Annual Incentive Plan and the performance share unit awards under our long-term incentive program, which requires that our Board of Directors review the performance compensation paid or awarded to our Named Executive Officers during any period in which an executive officer’s fraud, intentional or willful misconduct, or gross negligence results in a material restatement of any financial statements. If the Board of Directors determines that the amount of performance compensation paid or awarded during the affected period exceeds what would have been paid or awarded in accordance with the restatement, then the Board of Directors in its sole discretion may cause such Named Executive Officer to forfeit unvested or unpaid performance compensation and recover from the executive the performance compensation that was already paid or awarded during such period.

Existing Clawback Provisions in Executive Retention Agreements Continue to Apply. Certain of our Named Executive Officers are subject to Equity Retention Agreements which include clawback provisions. The clawback policy we adopted in 2017 is supplemental to the retention agreement provisions.

No Short Selling, Hedging or Similar Transactions: All employees and directors are prohibited from trading in options, warrants, puts and calls or similar financial instruments on any Company securities, or selling any Company securities “short.” Additionally, all employees and directors are prohibited from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any Company securities.

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What We Do:	What We Do Not Do:
Human Capital Committee Independence and Experience: Our Human Capital Committee is composed solely of independent directors who have extensive experience.	No Re-Pricing of Equity Awards: Our Equity Compensation Plan prohibits repricing of equity awards without shareholder approval.
Independent Compensation Advisor: Our Human Capital Committee engages its own independent advisor.	Limited Perquisites: Most of the perquisites provided to our Named Executive Officers are the same as those provided to all of our employees.

Stock Ownership Guidelines:  Our Board of Directors has adopted the following stock ownership guidelines for our Named Executive Officers: Under the guidelines, each Named Executive Officer of the Company is expected to own a number of shares of the Company’s common stock with a market value equal to the amount applicable to their position for as long as he or she remains an executive. Applicable amounts are 6x base salary for our Chief Executive Officer (CEO) or President, 4x base salary for our Chief Financial Officer (CFO) and Executive Vice Presidents, 3x base salary for our Senior Vice Presidents and 2x base salary for our other executives. All of our Named Executive Officers are in compliance with the stock ownership guidelines.

Guidelines for our directors have been in place since 2011, requiring directors to own shares of our common stock equal in value to 10x their annual cash compensation for Board service, excluding additional compensation for committee service. Each of the directors is required to comply with such guidelines within five years of joining the Board.

No Stock Options Granted with an Exercise Price Less than Fair Market Value. All stock options have been granted with an exercise price at the closing price on the date of the grant.

Require Double-Trigger for Change in Control Agreements:  Our change in control agreements contain a “double trigger” requirement, so that benefits are paid following a change in control only if the employee also experiences a qualifying termination of employment.

Shareholder Outreach and Say on Pay:  In early 2022, for the sixth year in a row, we conducted an outreach program in which we contacted shareholders representing a majority of our outstanding shares of our common stock to invite them to meetings focused on our executive compensation program. The Chair of our Human Capital Committee attended the meetings with those shareholders who accepted meetings and solicited their views with respect to further changes to the Company’s executive compensation program. Our Human Capital Committee received valuable feedback from these engagements and will continue to take these views into consideration as it evaluates the Company’s executive compensation structure in the future.

We hold our “say on pay” advisory vote annually.

How We Determine Named Executive Officer Compensation

The process of establishing compensation for our Named Executive Officers for 2022 began with a review of the compensation paid to these executive officers in recent years and consideration was given to the shareholder feedback noted above received after the 2021 Say on Pay Advisory Vote. Although we have historically used prior compensation as a starting point because we believe, as a general matter, that executive compensation should remain relatively consistent from year-to-year while providing appropriate incentives for achieving desired results, the Human Capital Committee, with the assistance of Korn Ferry, modified the executive compensation programs as noted above to improve the alignment of executive compensation with Company financial objectives.

In setting 2022 performance target goals, the Human Capital Committee used prior compensation as a baseline and considered the extent to which we achieved our business goals for 2021 as well as the projected 2022 needs and opportunities of the Company. As discussed below under “Short-term Incentive Compensation,” the Human Capital Committee (with the assistance of Korn Ferry) established individual targets for 2022 relating to the short-term incentive program, in accordance with the Universal Display Corporation Annual Incentive Plan (“Annual Incentive Plan”). Under the approved program, each of our Named Executive Officers was eligible to receive cash incentive awards (which we sometimes refer to as bonuses), whereby targets were set as an individually-defined percentage of their base salary with actual target payouts further modified, based on the achievement of pre-established performance goals at threshold, target and maximum levels.

With respect to long-term incentive compensation for 2022, as explained in more detail below, each of our Named Executive Officers received a target long-term incentive award in an amount that is based on their respective base salaries. One-third of each target award granted in 2022 was in the form of time-vesting restricted stock units (“RSUs”) that vest over three years from the date of grant on a pro-rata basis with one-third vesting in each of 2023, 2024 and 2025. The remaining portion of each long-term incentive award for 2022 was in the form of performance stock units (“PSUs”) that will vest in 2025 based on the achievement of pre-established relative performance goals over a three-year performance period from January 2022 through December 2024.

Universal Display Corporation • 2023 Proxy Statement • 11

Finally, the Human Capital Committee considered other factors that may be relevant to compensation decisions with respect to our Named Executive Officers, including the state of the general economy.

Executive management makes recommendations to our Human Capital Committee regarding all aspects of compensation for our Named Executive Officers. However, final decisions on any major element of compensation, as well as total compensation for our Named Executive Officers, are made by our Human Capital Committee. Our Chief Executive Officer, former Chief Financial Officer and late Founder did not participate in Human Capital Committee or Board deliberations regarding their respective compensation.

In making compensation decisions, the Human Capital Committee considered whether the proposed compensation to our Named Executive Officers is within the range of compensation generally known to be paid to executives at other companies. Other than in any data provided by Korn Ferry, information on the compensation paid to executives at other companies is not tabulated or summarized, and the Human Capital Committee did not engage in any formal form of compensation benchmarking.

In determining executive compensation, the Human Capital Committee considered the current value to our Named Executive Officers of compensation paid or issued to them for prior years. However, the Human Capital Committee has not focused on gains or losses from prior grants or other awards because it believes that those gains or losses are not particularly significant in relation to overall compensation, and that gains or losses from prior awards do not have a substantial effect on the future performance of our Named Executive Officers.

From time to time, we utilize external consultants to assist in determining executive compensation, as we did in 2022 when Korn Ferry assisted the Human Capital Committee in establishing program designs relating to the 2022 short-term and long-term incentive programs.

Shareholder Outreach

Since 2017, we have conducted an annual shareholder outreach program to provide an opportunity for shareholders to have direct discussions with the Company regarding executive compensation. Each year, we have invited shareholders holding at least a majority of the outstanding shares to participate in meetings regarding compensation. Ms. Gemmill, Chair of the Human Capital Committee, attends each of these individual shareholder meetings. We have received valuable feedback in these direct shareholder conversations and have taken views expressed by these shareholders into consideration in devising our executive compensation programs and Company policies.

Elements of Compensation

For 2022, total compensation awarded to our Named Executive Officers consisted of the following elements:

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Base salaries;
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Short-term incentive compensation in the form of bonus awards under the Annual Incentive Plan;
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Long-term incentive equity compensation awards;
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Special event awards;
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Supplemental retirement benefits; and
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Perquisites and other benefits.

The above elements, which are more particularly set forth below, provide our Named Executive Officers both cash and non-cash, or equity, compensation. We believe that each of these elements is an important and necessary component of executive compensation.

Base salaries

We believe that there is a general expectation by our Named Executive Officers that their base salaries will remain relatively consistent year-to-year, subject to limited merit-based adjustments. In addition, as we and our industry continue to grow, we believe that there is an expectation among our executive officers that we provide competitive base salaries relative to our industry and geographic scope.

In 2022, the base salaries of our Named Executive Officers were increased by 3.5% over the prior year, the same as all employees. These annual increases in 2022 were intended to offset increases in the cost of living, although no actual survey of cost-of-living indices was conducted. As in prior years, salaries were increased on the annual employment anniversary dates or traditional salary adjustment dates for these individuals.

Consistent with previous years, all adjustments to the salaries of our Named Executive Officers for 2022 were recommended by Company executive management and approved by our Human Capital Committee.

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As in the past, Mr. Abramson and Mr. Rosenblatt each received the same base salary in 2022. This reflects our historical practice of treating these two individuals equally based on their longstanding dedication and commitment to the Company, their shared responsibility for overall management of the Company, and the comparable value that each of them has provided to our business success.

Short-term Incentive Compensation

Annual Incentive Plan

The Company’s short-term incentive program for Named Executive Officers consists of the Annual Incentive Plan. All senior executives of the Company and its subsidiaries are eligible to participate in the Annual Incentive Plan to earn a bonus based on the achievement of pre-established performance objectives. The Human Capital Committee designates which senior executives will participate in the Annual Incentive Plan for each fiscal year.

Bonus awards under the Annual Incentive Plan are awarded to eligible participants on an annual basis if the performance goals established by the Human Capital Committee are met. At the beginning of each fiscal year, the Human Capital Committee establishes each participant’s target and maximum bonus award, the performance goals applicable to the bonus award, and such other conditions as the Human Capital Committee deems appropriate. In 2022, the performance goals provided for differing amounts to be paid (e.g., threshold, target and maximum amounts) based on differing levels of performance for each performance goal. The performance goals may relate to the financial performance of the Company and its subsidiaries or one or more business units, and, where appropriate, may relate to a participant’s individual performance.

At the end of the fiscal year, the Human Capital Committee, with the assistance of Korn Ferry, determines the extent to which the performance goals and other conditions of the bonus awards have been met and the amount, if any, to be paid to each participant. A participant will not earn a bonus for any portion of the performance goals for a fiscal year under the Annual Incentive Plan if the level of achievement of the performance goals is below the threshold requirement to earn an award, as established by the Human Capital Committee.

Any bonus awards that are earned for a fiscal year are paid shortly after the end of the fiscal year, after the Human Capital Committee certifies attainment of the performance goals and confirms that the participant is otherwise eligible for such payment under the terms of the applicable award program. Bonus awards under the Annual Incentive Plan are payable in cash, shares of our common stock or stock units under the Universal Display Corporation Equity Compensation Plan, or such other form as the Human Capital Committee determines in its discretion.

For 2022, the Annual Incentive Plan utilized revenue growth (based on percentage growth over the prior year) as the sole performance factor for awards under the Annual Incentive Plan. In future years, performance goals may be based on one or more of the following criteria, either in absolute terms or in comparison to publicly available industry standards or indices: stock price, return on equity, assets under management, EBITDA, earnings per share, price-earnings multiples, net income, operating income, revenues, working capital, accounts receivable, productivity, margin, net capital employed, return on assets, shareholder return, return on capital employed, increase in assets, operating expense, unit volume, sales, internal sales growth, cash flow, market share, relative performance to a comparison group designated by the Human Capital Committee, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

Awards under the Annual Incentive Plan Paid for 2022 Performance

Each participant’s target and maximum incentive award and the performance goals applicable to the incentive award were based 80% upon Company financial performance factors and 20% upon KPIs. The Company financial performance factor was based on the achievement of specific revenue targets. The target amount for the Company financial performance was set at revenue achievement of $600 million. A revenue threshold level of $588 million was also established, at which 50% of the target payout would be earned. Annual growth below such threshold would generate no payouts under the financial performance factor. A maximum award of 200% of the target payout under the applicable performance factor would be earned in the event revenue exceeded $625 million.

The 20% KPIs were based upon team and individual KPIs using a scorecard. The KPIs were designed to measure the success of each individual Named Executive Officer in the performance of their job functions. The KPIs were intended to measure the performance of the portion of the organization for which the Named Executive Officer had responsibility, as well as the contribution of that portion of the organization to the overall performance of the Company. The KPIs also were intended to define strategic objectives that prioritized critical short-term and long-term actions for the Company to deliver shareholder value.

For example, with respect to our Chief Executive Officer and certain other Named Executive Officers, KPIs included the following:

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Serve our Customers: Provide exceptional service and deliver state of the art technology solutions to our customers;

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Operate with Discipline: Implement industry leading processes to ensure that we operate as a productive, safe and compliant organization, and maximize multinational operational efficiency;

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Grow the Enterprise: Grow the organization through organic internal development of innovative new products and by acquiring interests in new promising and complementary businesses;

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Develop our People: Retain, recruit, hire and develop talent that meets and anticipates the changing needs of our business, while fostering an inclusive and diverse workplace; and

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Assure Responsible and Sustainable Operations: Implement and ensure operations that are designed to deliver environmentally sustainable and socially responsible solutions, and which help our customers deliver more energy efficient and environmentally responsible product solutions.

As provided for in more detail below, for 2022 the Named Executive Officers exceeded both their target financial performance objectives and KPI goals and received approximately 173% of their target payouts per the performance scorecard.

The Named Executive Officers’ initial 2022 targets under the Annual Incentive Plan are set forth below:

Name	Base Salary ($)	Annual Incentive Target (% of Base)	Annual Incentive Target ($)
Steven V. Abramson President, Chief Executive Officer and Director	858,219	125	1,072,774
Sidney D. Rosenblatt Former Executive Vice President and Chief Financial Officer (Retired)	858,219	125	1,072,774
Julia J. Brown, Ph.D. Executive Vice President and Chief Technical Officer	663,081	125	828,851
Mauro Premutico Senior Vice President, Planning and General Manager, Patents and Licensing, and Secretary	561,328	125	701,660
Janice K. Mahon Senior Vice President, Technology Commercialization and General Manager, Commercial Sales Business	456,930	125	571,163
Brian Millard (1) Vice President, Chief Financial Officer and Treasurer	425,000	27	113,000

(1) The 2022 annual incentive for Mr. Millard was prorated given his September 6, 2022 hire date.

The Company exceeded the target financial performance metric noted above by achieving $617 million in revenue in 2022, and each of the Named Executive Officers received maximum ratings in their team/individual performance factors (which in large part was reflected in the Company’s strong financial performance), resulting in each of these executives achieving approximately 173% of their respective target bonus award under the Annual Incentive Plan. The awards for 2022 performance under the Annual Incentive Plan approved by our Human Capital Committee on February 21, 2023 and paid to such executives in March 2023 were: Mr. Abramson – $1,857,838; Mr. Rosenblatt – $1,857,838; Dr. Brown – $1,435,412; Mr. Premutico – $1,215,140; Ms. Mahon - $989,143; and Mr. Millard - $195,694. These cash payments were subject to customary tax withholding consistent with applicable requirements.

Given our historical practice of compensating these two individuals equally for the reasons indicated earlier under “Base Salaries”, Mr. Abramson and Mr. Rosenblatt (who retired from his executive position effective as of December 30, 2022) received the same incentive awards for 2022 year-end performance. No additional non-equity performance-based incentive awards were made to the Named Executive Officers for 2022 performance.

Long-term incentive equity compensation awards

2022 Equity Compensation Awards

We use long-term incentive equity compensation awards to link the compensation paid to our Named Executive Officers with our future performance and the future performance of our common stock. We believe that this helps align the interests of our Named Executive Officers with those of our shareholders. We also use these awards to encourage our executive officers to remain with the Company through the applicable vesting period.

In 2022, as in prior years, the Company utilized a long-term incentive equity compensation approach in which equity grants are made annually, consisting of RSUs that vest ratably over a three-year period along with PSUs that vest at the end of a three-year performance period based upon specific performance criteria. Korn Ferry has assisted our Human Capital Committee since 2013 in developing this long-term executive incentive compensation structure, and each year since that time, our Human Capital Committee, with the assistance of Korn Ferry, determines eligibility, target award levels and performance measures.

With respect to long-term incentive awards granted in 2022, our Human Capital Committee and full Board of Directors approved, on an effective date of February 16, 2022, target long-term incentive awards for our Named Executive Officers, with one-third of the total target shares of each award in the form of time-vesting RSUs and the other two-thirds in the form of target PSUs vesting upon the achievement of certain performance criteria over identified performance periods. In prior years, time-vesting RSUs and

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performance-based PSUs had constituted equal 50% portions of the long-term incentive awards. As noted above, the adjusted ratio reflected the decision by our Human Capital Committee and Board of Directors to reduce the target value of the time-based component of the long-term incentive awards. All such equity awards were issued under the Universal Display Corporation Equity Compensation Plan and are subject to the provisions of such plan as well as to the terms of the applicable RSU and PSU grant letter agreements.

The time-vesting RSU portion of the award granted on February 16, 2022 to the Named Executive Officers was in the following amounts: Mr. Abramson – 13,482; Mr. Rosenblatt – 13,482; Dr. Brown – 9,463; Mr. Premutico – 7,281; and Ms. Mahon – 5,865. Mr. Millard did not receive RSU grants at this time as he was not employed by the Company until September 2022. As with other compensation, Mr. Abramson and Mr. Rosenblatt received the same long-term incentive equity compensation awards. Each of the foregoing awards vested or will vest one-third each year on February 16, 2023, 2024 and 2025, subject to the continued employment of each Named Executive Officer on the applicable vesting date.

The performance-based PSU portion of the award granted on February 16, 2022 to the Named Executive Officers was, as follows: Mr. Abramson – 26,964; Mr. Rosenblatt – 26,964; Dr. Brown – 18,927; Mr. Premutico – 14,563; and Ms. Mahon – 11,731. Mr. Millard did not receive PSU grants in 2022. These PSU awards represent target awards and will vest based on the achievement of pre-established relative performance goals from January 2022 through December 2024. Half of the PSUs awarded in February 2022 will vest based on the achievement of a specified EBITDA performance target for the 2024 fiscal year, with one quarter vesting based on the achievement of total shareholder return relative to total shareholder return of the companies in the Nasdaq Electronics Components Index for the three year period from January 1, 2022 to December 31, 2024, and the other quarter vesting based on the achievement of cash from operations performance targets in 2024. The PSU target awards are subject to a sliding scale multiplier ranging from 0x to 3x based upon the percentile achievement with respect to each relative target. In addition, the PSUs are subject to the continued employment of each Named Executive Officer on the applicable vesting date.

Supplemental retirement benefits

In 2010, our Human Capital Committee and our Board of Directors approved and adopted the Universal Display Corporation Supplemental Executive Retirement Plan, which was amended in 2015 (as amended, the “SERP”). The SERP is a nonqualified deferred compensation plan under the Internal Revenue Code (the “IRC”) and is unfunded. Participants include management or highly compensated employees of the Company, including the Named Executive Officers, who are selected by the Human Capital Committee to receive benefits under the SERP. The Human Capital Committee retained Korn Ferry to assist it in structuring the SERP in 2010 and amending the SERP in 2015.

The SERP was adopted to provide key employees with supplemental retirement benefits and to encourage their continued employment with the Company. Under the SERP, if an executive officer participant resigns or is terminated without cause at or after age 65 and with at least 20 years of continuous service with the Company, he or she will be eligible to receive a SERP benefit, payable in equal amounts over 10 years, based on a present value calculation of the benefit amount for the participant’s actuarial remaining life expectancy, and a percentage of the participant’s combined annual base salary and average annual bonus for the most recent three fiscal years ending prior to the participant’s date of termination of employment. The percentage is 50%, 25% or 15%, depending on the participant’s benefit class. Each of Mr. Abramson, Dr. Brown, Mr. Premutico and Ms. Mahon has been designated as a participant in the SERP in the 50% benefit class. Mr. Millard does not participate in the SERP and the Company does not currently plan on adding additional participants to the SERP in the future. Mr. Rosenblatt retired and began receiving his SERP benefit in 2023.

If a participant resigns after age 65 and with at least 15 years of service, he or she will be eligible to receive a prorated SERP benefit. If a participant is terminated without cause or on account of a disability after at least 15 years of service, he or she will be eligible to receive a prorated SERP benefit regardless of age. The prorated benefit in either case will be based on the participant’s number of years of service (up to 20), divided by 20. In the event a participant is terminated for cause, his or her SERP benefit and any future benefit payments are subject to immediate forfeiture. The ages of the Named Executive Officers designated as participants in the SERP are as follows: Mr. Abramson – 71, Dr. Brown – 62, Mr. Premutico – 57 and Ms. Mahon – 65.

In the event of a change in control of the Company, each participant in the SERP will become immediately vested in his or her benefit under the SERP. Unless the participant’s benefit has already fully vested, if the participant has less than 20 years of service at the time of the change in control, he or she will receive a prorated benefit based on his or her number of years of service (up to 20), divided by 20. If the change in control qualifies as a “change in control event” for purposes of Section 409A of the IRC, then each participant (including former employees who are entitled to SERP benefits) will receive a lump sum cash payment equal to the present value of the benefit immediately upon the change in control.

As an individual with special expertise and institutional knowledge that the Company considers to be highly valuable to the Company’s continued success, Mr. Abramson is designated as a special participant under the SERP. Having reached the age of 65 and with 20 years of continuous service, upon resignation or termination without cause or on account of disability, he will be eligible to receive a SERP benefit. The SERP benefit for Mr. Abramson, as a special participant, is additionally based on the actuarial remaining life expectancy of his surviving spouse, if any, along with his own life. The accumulated benefit under the SERP for Mr. Abramson may change subject to a change in his marital status. Except as described above, Mr. Abramson is subject to the same treatment as other participants in the SERP.

Universal Display Corporation • 2023 Proxy Statement • 15

Mr. Rosenblatt retired on December 30, 2022, as a special participant under the SERP with more than 20 years of continuous service, and began receiving a full SERP benefit as of January 1, 2023, based on 50% of his annual base salary and 50% of his average annual bonus for the most recent three fiscal years leading up to the date of his retirement, which benefit, to be paid out over 10 years, also is based on the actuarial remaining life expectancy of his life and the life of his surviving spouse.

Special event awards

From time to time, we issue cash and non-cash awards to our employees, including our Named Executive Officers, relating to the occurrence of special events. For example, we have historically awarded a small amount of cash or equity compensation to our employees in connection with the filing and issuance of new patents on which they are named inventors. From time to time, we also have issued cash awards to our employees in connection with their having achieved special recognition in their field or in the industry. We believe these awards are an important component of compensation intended to recognize our employees for special individual accomplishments that are likely to benefit us and our business.

Our Human Capital Committee did not award any special event awards, cash or non-cash, to our Named Executive Officers for 2022 performance.

Perquisites and other benefits

We provide benefits to all of our employees, including our Named Executive Officers. These include paid time off, paid sick time, Company-sponsored life, short-term and long-term disability insurance, individual and family medical and dental insurance, 401(k) plan contributions and other similar benefits. We believe these benefits are an important factor in helping us maintain good relations with our employees and in creating a positive work environment.

For some of these employee benefits, the actual amount provided depends on the employee’s salary, such that our higher-salaried employees, including our Named Executive Officers, receive total benefits that are greater than those of other employees. For example, beginning on January 1, 2017, rather than matching a certain percentage of employee contributions under our 401(k) plan, we started making nonelective employer contributions of 3% of compensation for all employees (up to the permissible limit), resulting in the maximum permissible contribution of $9,150 for all our Named Executive Officers in 2022, except for Mr. Millard who was not eligible to participate in our 401(k) plan until January 1, 2023.

We also made life and disability insurance premium payments on behalf of our Named Executive Officers in 2022. Again, the actual amount of these payments depends in part on the employee’s age and salary, such that payments made on behalf of our older or higher-salaried employees, which includes our Named Executive Officers, will be greater than those made on behalf of other employees. These life insurance premium payments were also higher for our executive officers because they are entitled to a benefit equal to two times their annual base salary, as compared to our other employees who are entitled to a benefit equal to their annual base salary. In addition, we made premium payments for supplemental disability and excess life insurance coverage for Mr. Abramson and Mr. Rosenblatt. However, the dollar value of all of these payments was relatively small compared to the total compensation paid to our Named Executive Officers for the year, and in any event we consider these type of benefits to be standard components of executive compensation at most companies.

In 2022, as in prior years, we provided an automobile allowance of $500 per month to each of Mr. Abramson, Mr. Rosenblatt, Dr. Brown, Mr. Premutico, Ms. Mahon and, after his hire, Mr. Millard, and reimbursed each of them for reasonable expenses associated with the automobiles they used to commute to our offices in Ewing, New Jersey, such as expenses for automobile repairs and insurance. We do not consider this additional benefit to be a substantial component of executive compensation.

At the time of his hire in September 2022, Mr. Millard was paid a “make-whole” cash bonus of $250,000 and provided with a grant of Company restricted stock to compensate him for the value of any unpaid bonus and unvested equity forfeited from his prior employment. The "make-whole" cash bonus was in addition to the award that Mr. Millard received under the Company's Annual Incentive Plan and described above in "Awards under the Annual Incentive Plan Paid for 2022 Performance". The value of the restricted stock, based on 8,301 shares granted on September 29, 2022, was $800,050. The restricted stock will vest over two years, with the first half vesting upon the anniversary of the date of grant (September 29, 2023) and the second half vesting upon the second anniversary of Mr. Millard’s date of hire (September 6, 2024), provided that Mr. Millard is an employee of the Company at the respective date. Mr. Millard also received a relocation expense reimbursement of $12,040 and a tax gross-up on relocation benefits equal to $5,368.

Pay Ratio Disclosure

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and applicable SEC rules, we are providing the information below about the relationship of our Chief Executive Officer’s compensation to our median employee’s compensation.

The total annual compensation for 2022 was $146,429 for our median employee and $9,779,152 for our Chief Executive Officer. The resulting ratio of our Chief Executive Officer’s pay to the pay of our median employee for 2022 is 67 to 1.

To identify our median employee, we examined the 2020 compensation for all individuals who were employed by us on December 31, 2020, excluding our Chief Executive Officer. For the purpose of identifying the median employee, we included base pay, equity

Universal Display Corporation • 2023 Proxy Statement • 16

grants, bonus and other non-equity payments given in the year in our calculation of 2020 compensation. We included all world-wide employees, whether employed on a full-time, part-time or seasonal basis. We annualized the compensation for full-time employees who were not employed by us for all of 2020. All non-U.S. employees’ pay was converted into U.S. Dollars using an exchange rate based on our determination date of December 31, 2020.

After identifying our median employee (who is located in the U.S.), we calculated the median employee’s 2022 annual total compensation using the same methodology we used to determine our Named Executive Officers’ total compensation for the Summary Compensation Table in this proxy statement.

Pay-Versus-Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO Named Executive Officers, or NEOs, and Company performance for the fiscal years listed below. The Human Capital Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO¹ ($)	Compensation Actually Paid to PEO ¹˒²˒³ ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	Revenue⁵ ($ Millions)
					TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	9,779,152	2,541,697	5,664,249	803,453	53.38	140.35	210	617
2021	10,531,257	2,330,331	7,210,927	2,027,173	80.71	216.22	184	554
2020	18,246,271	10,534,329	11,355,265	8,225,948	111.93	142.69	133	429

(1) Steven V. Abramson was our PEO for each year presented. The individuals constituting the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022
Sidney D. Rosenblatt	Sidney D. Rosenblatt	Sidney D. Rosenblatt
Julia J. Brown, Ph.D.	Julia J. Brown, Ph.D.	Julia J. Brown, Ph.D.
Mauro Premutico	Mauro Premutico	Mauro Premutico
Janice K. Mahon	Janice K. Mahon	Janice K. Mahon
Brian Millard

(2) The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3) Compensation Actually Paid reflects the deductions and additions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Deduction of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Deduction of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the Summary Compensation Table. Amounts in the Addition of Pension Service Cost column are based on the service cost for services rendered during the listed year.

Year	Summary Compensation Table Total for PEO ($)	Deduction of Stock Awards for PEO ($)	Addition of Pension Service Cost for PEO ($)	Deduction of Change in Pension Value for PEO ($)	Addition of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2022	9,779,152	(7,033,223)	392,538	0	(596,770)	2,541,697
2021	10,531,257	(8,078,938)	392,538	0	(514,526)	2,330,331
2020	18,246,271	(8,305,261)	392,538	(8,230,829)	8,431,610	10,534,329

Universal Display Corporation • 2023 Proxy Statement • 17

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Deduction of Stock Awards for Non-PEO NEOs ($)	Average Addition of Pension Service Cost for Non-PEO NEOs ($)	Average Deduction of Change in Pension Value for Non-PEO NEOs ($)	Average Addition of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	5,664,249	(3,925,700)	372,762	0	(1,307,858)	803,453
2021	7,210,927	(5,406,463)	559,890	0	(337,179)	2,027,175
2020	11,355,265	(5,558,150)	409,642	(4,607,397)	6,626,589	8,225,949

The amounts in the Addition of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2022	4,939,023	(5,276,908)	0	(258,885)	0	0	(596,770)
2021	6,090,071	(5,512,247)	0	(1,092,350)	0	0	(514,526)
2020	11,476,842	862,377	0	(3,907,609)	0	0	8,431,610

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	1,976,072	(2,360,462)	0	(117,807)	(805,661)	0	(1,307,858)
2021	4,075,520	(3,664,828)	0	(747,871)	0	0	(337,179)
2020	7,680,660	742,581	0	(1,796,652)	0	0	6,626,589

(4) The Peer Group TSR set forth in this table utilizes the Nasdaq Electronic Components Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Nasdaq Electronic Components Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5) We determined Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2022. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Universal Display Corporation • 2023 Proxy Statement • 18

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Millions)
Company TSR (FYE 2019 Indexed to $100)
12
10
8
6
4
2
0
$120
$100
$80
$60
$40
$20
$0
100.00
111.93
80.71
53.38
10.5
8.2
2.3
2.0
2.5
0.8
2019
2020
2021
2022
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Universal Display Corporation TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
12
10
8
6
4
2
0
250
200
150
100
50
0
10.5
8.2
133
2.3
2.0
184
2.5
0.8
210
2020
2021
2022
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Universal Display Corporation Net Income

Universal Display Corporation • 2023 Proxy Statement • 19

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Revenue

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Revenue during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Revenue
Compensation Actually Paid ($ Millions)
Revenue
12
10
8
6
4
2
0
700
600
500
400
300
200
100
0
10.5
8.2
429
2.3
2.0
554
2.5
0.8
617
2020
2021
2022
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Universal Display Corporation Revenue

Description of Relationship Between Company TSR and Peer Group TSR

The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the Nasdaq Electronic Components Index over the same period.

Comparison of Cumulative TSR of Universal Display Corporation and NASDAQ Electronic Components Index
TSR (12/31/2019 Indexed to $100)
$250
$200
$150
$100
$50
$0
216.22
140.35
142.69
100.00
100.00
111.93
80.71
53.38
12/31/2019
12/31/2020
12/31/2021
12/31/2022
Universal Display Corporation TSR
NASDAQ Electronic Components Index TSR

Universal Display Corporation • 2023 Proxy Statement • 20

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2022 to Company performance. The measures in this table are not ranked.

Revenue
Net Income
Adjusted EBITDA

Stock Ownership Guidelines

Executive Stock Ownership Guidelines

On April 4, 2017, the Board of Directors approved stock ownership guidelines for our Named Executive Officers, to further align the long-term interests of the Company’s executive officers with the interests of the Company’s shareholders. Under the guidelines, each Named Executive Officer will be expected to own a number of shares of the Company’s common stock with a market value equal to at least the following amount for as long as he or she remains an executive:

Title:	Ownership Threshold:
Chief Executive Officer or President	Six times (6x) base salary
Executive Vice President or Chief Financial Officer	Four times (4x) base salary
Senior Vice President	Three times (3x) base salary
Other Executives	Two times (2x) base salary

For the purpose of meeting the applicable ownership threshold, ownership includes all shares of common stock held beneficially or of record by the executive (or his or her spouse), including restricted stock and stock units (including unvested shares) and shares held by certain trusts and plans. Performance stock units and unexercised options are not included. If an executive is not in compliance with the guidelines, such executive will not be permitted to sell or otherwise dispose of stock until his or her applicable threshold is met.

The holding period requirements set forth in the executive stock ownership guidelines are in addition to any applicable holding period requirement set forth in any equity award agreement to which an executive may be party. Newly appointed executives have a period of five years to achieve stock ownership thresholds consistent with their new position and are deemed to be in compliance with the guidelines during such period. Each of the Named Executive Officers is currently deemed to be in compliance with the stock ownership guidelines for our executive officers.

Director Stock Ownership Guidelines

On December 15, 2011, the Board of Directors of the Company approved stock ownership guidelines for members of the Board who are not officers of the Company. These guidelines require such individuals to own a number of shares of the Company’s common stock equal in value to ten times their annual cash compensation for Board service, excluding additional compensation for Committee service or based on Board meeting attendance. Individuals are allowed five years from the date they are first elected to the Board to comply with these guidelines, and once an individual is determined to be in compliance with these guidelines, that individual will not be considered out of compliance with these guidelines at any future time due solely to a decrease in the share price of the Company’s common stock since the last compliance measurement date.

Compliance with the stock ownership guidelines for these Board members is measured as of the first business day of each calendar year using (1) the highest closing price of the Company’s common stock on the Nasdaq Global Select Market during the immediately preceding calendar year, and (2) the annual cash compensation to the individual for Board service for the immediately preceding calendar year. The highest closing price of the Company’s common stock on the Nasdaq Global Select Market in 2022 was $175.55 per share. The annual cash compensation to each member of the Board who is not an officer of the Company was $74,520 for 2022. On this basis and consistent with the above policy, on the first business day of 2022 (January 3, 2022), except with respect to new directors Ms. Comparin and Ms. Joseph (who have until December 31, 2024 to comply with the Company’s stock ownership guidelines), each member of the Board who was required to own at least 4,245 shares of the Company’s common stock did in fact own such shares.

Clawback Policy for Named Executive Officer Compensation

On April 4, 2017, the Board of Directors approved an executive compensation recovery or “clawback” policy, to promote and maintain a culture of diligent and principled management of the Company and so that an executive officer should not receive an improper benefit of performance compensation. This policy requires that in the event of a Named Executive Officer’s fraud, intentional or willful misconduct, or gross negligence that results in a material restatement of any financial statement during such year or any of the three prior full fiscal years, the Board of Directors shall review the performance compensation paid or awarded

Universal Display Corporation • 2023 Proxy Statement • 21

to the executive during such period. If the Board of Directors determines that the amount of performance compensation paid or awarded during such period exceeds what would have been paid or awarded in accordance with the restatement, then the Board of Directors in its sole discretion may cause such executive to forfeit unvested or unpaid performance compensation and recover from the executive the performance compensation that was already paid or awarded during such period.

The compensation recovery requirements set forth in our executive compensation recovery policy are in addition to any clawback, recoupment or compensation recovery provisions that are included in any equity award agreement, employment agreement, bonus plan or similar agreement or plan. With respect to short-term compensation, our Annual Incentive Plan provides that any bonuses granted under the Annual Incentive Plan are subject to any applicable clawback or recoupment policy that the Board of Directors may adopt. Likewise, the equity grant award letters evidencing the RSUs and PSUs granted to the Named Executive Officers as part of our long-term incentive program state that such awards are subject to any applicable clawback or recoupment policies implemented by the Board from time to time.

In 2022, the SEC adopted final rules with respect to clawback policies, which require that stock exchanges adopt listing standards requiring listed companies to have clawback policies meeting the criteria set forth in the listing standards. Our clawback policy provides that if either the SEC or Nasdaq adopts final rules or policies with respect to executive compensation recovery, the Board of Directors shall amend or restate our policy as necessary to comply with such final rules or policies. We expect Nasdaq’s listing standards to be adopted and become effective in 2023 and will consider appropriate modifications to our clawback policy at that time.

Change in Control Payments

In April 2003, we entered into change in control agreements with our executive officers. These agreements were amended and restated in November 2008 in order to bring them into compliance with the strict timing and documentary requirements of Section 409A of the IRC and the regulations issued thereunder. Mr. Premutico entered into a change in control agreement on April 16, 2012, and Mr. Millard entered into a change in control agreement on September 6, 2022, to enable each of them to receive change in control benefits commensurate with those offered to our other executive officers. Both the original agreements and the amended and restated agreements were approved by our Board of Directors.

The change in control agreements provide for certain cash payments and other benefits to our Named Executive Officers in the event that their employment is terminated or their responsibilities are substantially reduced, in connection with a change in control of the Company, constituting a “double-trigger” mechanism whereby benefits are not paid unless both conditions are met. We believe these agreements help to reinforce and encourage the continued attention and dedication of our Named Executive Officers to the Company in the event they are asked to help facilitate a change in control.

Under the change in control agreements, our Named Executive Officers would receive benefits equal to two times their base salaries and annual bonuses, plus ancillary benefits relating to life and disability insurance, medical and dental coverage and employment outplacement services. The change in control agreements utilize the “double-trigger” mechanism because we believe our Named Executive Officers should only receive these benefits if they suffer a reduction in employment status associated with a change in control. The agreements also include “gross-up” provisions that would compensate our Named Executive Officers for any taxes they might owe in connection with receipt of these benefits.

We believe the terms of the change in control agreements for our Named Executive Officers are reasonable and appropriate for a company with new and exciting technologies such as ours. More detailed information about these agreements and the specific benefits and compensation payable to our Named Executive Officers in connection with a change in control are set forth elsewhere in this proxy statement.

In addition, in the event of a change in control of the Company, each SERP participant will become immediately vested in his or her SERP benefit. Unless the participant’s benefit has already fully vested, if the participant has less than 20 years of service at the time of the change in control, he or she will receive a prorated benefit based on his or her number of years of service (up to 20), divided by 20. If the change in control qualifies as a “change in control event” for purposes of Section 409A of the IRC, then each participant (including former employees who are entitled to SERP benefits) will receive a lump sum cash payment equal to the present value of the benefit immediately upon the change in control.

Tax Consequences of Our Compensation Program

Internal Revenue Code §409A

Section 409A of the IRC provides that nonqualified deferred compensation benefits are includible in an employee’s income when vested, unless certain requirements are met. If these requirements are not met, employees are also subject to an additional income tax and interest. Our compensation plans and arrangements are drafted to meet any applicable requirements of Section 409A. Change in control agreements with our executive officers were amended in November 2008 to ensure compliance with these requirements. The SERP, as adopted, is intended to comply with the requirements of Section 409A. As a result, all of our executive officers will be taxed when any deferred compensation is actually paid to them, and we will be entitled to a tax deduction at that time.

Internal Revenue Code §280G

Section 280G of the IRC disallows a company’s tax deduction for “excess parachute payments.” Additionally, Section 4999 of the IRC imposes a 20% excise tax on any person who receives excess parachute payments. Presently, all of our Named Executive

Universal Display Corporation • 2023 Proxy Statement • 22

Officers are entitled to payments upon the termination of their employment in connection with a change in control of the Company, some of which may qualify as “excess parachute payments.” Accordingly, our tax deduction for any such excess parachute payments would be disallowed under Section 280G of the IRC. Moreover, we are required to make additional payments to these individuals to cover any excise taxes imposed on them by reason of the payments they receive in connection with a change in control. As previously indicated, we believe that this tax “gross-up” obligation is reasonable and appropriate given our current size and status.

Summary Compensation Table

The following table provides information on the compensation of our Chief Executive Officer, our Chief Financial Officer and our other three highest-paid executive officers for services in all capacities to the Company and its subsidiaries for 2022, 2021 and 2020. Mr. Rosenblatt served as our Chief Financial Officer through September 6, 2022, at which time Mr. Millard assumed the role. This group is referred to in this proxy statement as the “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($) (1)		Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
Steven V. Abramson	2022	842,703	-	(3)	7,033,223	(4)	1,857,838	-	(5)	45,388	(6)	9,779,152
President, Chief Executive	2021	814,314	-	(7)	8,078,938	(8)	1,596,205	-	(9)	41,800	(6)	10,531,258
Officer and Director	2020	781,054	-	(10)	8,305,261	(11)	881,273	8,230,829	(12)	47,854	(6)	18,246,271

Sidney D. Rosenblatt	2022	842,703	-	(3)	7,250,626	(13)	1,857,838	-	(5)	47,597	(14)	9,998,764
Former Executive Vice	2021	814,314	-	(7)	8,078,938	(8)	1,596,205	-	(9)	49,196	(14)	10,538,653
President and Chief Financial	2020	781,054	-	(10)	8,305,261	(11)	881,273	6,260,614	(12)	48,311	(14)	16,276,513
Officer (Retired)

Julia J. Brown, Ph.D.	2022	651,697	-	(3)	4,936,835	(4)	1,435,412	-	(5)	17,973	(15)	7,041,917
Executive Vice President	2021	616,757	1,500	(7)	5,670,290	(8)	1,233,267	-	(9)	18,285	(15)	7,540,099
and Chief Technical Officer	2020	556,323	7,000	(10)	5,829,486	(11)	618,993	5,588,724	(12)	18,361	(15)	12,618,887

Mauro Premutico	2022	555,122	-	(3)	3,798,540	(4)	1,215,140	-	(5)	16,854	(16)	5,585,656
SVP, Planning and GM, Patents	2021	525,427	-	(7)	4,362,425	(8)	1,044,015	-	(9)	15,579	(16)	5,947,446
and Licensing, and Secretary	2020	470,234	-	(10)	4,484,958	(11)	524,006	3,344,873	(12)	18,441	(16)	8,842,512

Janice K. Mahon
SVP, Technology	2022	456,335	-	(3)	3,059,850	(4)	989,143	-	(5)	22,471	(17)	4,527,799
Commercialization and GM,	2021	431,694	-	(7)	3,514,200	(8)	849,845	-	(9)	21,769	(17)	4,817,508
Commercial Sales Business	2020	387,203	-	(10)	3,612,894	(11)	426,549	3,235,377	(12)	21,124	(17)	7,683,147

Brian Millard	2022	120,962	250,000	(3)	800,050	(18)	195,694	-		17,808	(19)	1,384,514
Vice President, Chief Financial	2021	-	-		-		-	-		-		-
Officer and Treasurer	2020	-	-		-		-	-		-		-

(1) For information regarding the assumptions made in the valuations of these amounts, see Footnote 16 to the Company’s financial statements for the year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K for such year. The grant date fair value of the PSU awards granted in 2022 included in this column was calculated based on achievement of the target amount with respect to each of the performance targets, which was the probable achievement of the performance goals as determined at the date of grant, and assumes that the grant date share price includes reasonable projections of future dividend payments. The highest level of performance that may be achieved for the PSUs would result in the receipt of 3x the number of PSUs receivable at target. The PSU awards granted in 2022 will be eligible to vest after three years based on the achievement of pre-established relative performance goals ending with the 2024 fiscal year. Half of the PSUs awarded will vest based on the achievement of specified EBITDA performance targets for the 2024 fiscal year, with one quarter vesting based on the achievement of total shareholder return relative to total shareholder return of the companies in the Nasdaq Electronics Components Index for the three year period from January 1, 2022 to December 31, 2024, and the other quarter vesting based on the achievement of cash from operations performance targets in 2024. Assuming performance at the maximum level, the grant date fair value of the PSUs granted during 2022 was $12,000,328 for Messrs. Abramson and Rosenblatt, $8,423,461 for Dr. Brown, $6,481,263 for Mr. Premutico and $5,220,882 for Ms. Mahon. Mr. Rosenblatt's PSUs were forfeited after his retirement from the Company on December 30, 2022. Mr. Millard was not granted any PSUs in 2022.

(2) Non-equity incentive plan compensation (bonus awards under the Annual Incentive Plan) earned for 2022, 2021 and 2020 performance was paid in March 2023, February 2022 and March 2021, respectively. For greater detail see the section of this proxy statement entitled “Compensation Discussion and Analysis” under the heading “Short-term Incentive Compensation.”

(3) There were no special event bonuses awarded for 2022 performance. Mr. Millard received a cash bonus of $250,000 at the time of his hire in September 2022 to compensate him for the value of any unpaid bonus forfeited from his prior employment. For greater detail see the sections of this proxy statement entitled “Compensation Discussion and Analysis” under the headings “Special event awards” and "Perquisites and other benefits".

(4) This amount is based on the aggregate grant date fair value of the restricted share units and performance share units granted to this Named Executive Officer on February 16, 2022. These stock awards are discussed in greater detail in the section of this proxy statement entitled “Compensation Discussion and Analysis” under the heading “Long-term incentive equity compensation awards” and below under the section “Grants of Plan-Based Awards.”

(5) This amount is based on the difference between the actuarial present value of the accrued benefit under the SERP as of December 31, 2021, using a discount rate of 2.16%, and the actuarial present value of the accrued benefit under the SERP as of December 31, 2022, using a discount rate of 4.94%. In 2022, the value of the SERP decreased, which has been reflected as a zero increase

Universal Display Corporation • 2023 Proxy Statement • 23

in the value of this benefit, as a result of the large increase in the discount rate, which significantly lowered its actuarial present value. The changes in the actuarial present values of the Named Executive Officers’ SERP benefits do not constitute cash payments to the Named Executive Officers. None of the Named Executive Officers actually received any cash payment with respect to this benefit in 2022.

(6) This amount is based on (a) auto expense reimbursements and allowance of $7,837, $6,304 and $14,775, (b) life and disability insurance premium payments of $28,401, $26,797 and $24,530 and (c) nonelective employer 401(k) plan contributions of $9,150, $8,700 and $8,550, in each case for 2022, 2021 and 2020, respectively.

(7) There were no special event bonuses awarded for 2021 performance. Dr. Brown received a bonus of $1,500 relating to patent awards in 2021. For greater detail see the section of this proxy statement entitled “Compensation Discussion and Analysis” under the heading “Special event awards.”

(8) This amount is based on the aggregate grant date fair value of the restricted share units and performance share units granted to this Named Executive Officer on March 2, 2021. These stock awards are discussed in greater detail in the section of this proxy statement entitled “Compensation Discussion and Analysis” under the heading “Long-term incentive equity compensation awards” and below under the section “Grants of Plan-Based Awards.”

(9) This amount is based on the difference between the actuarial present value of the accrued benefit under the SERP as of December 31, 2020, using a discount rate of 1.54%, and the actuarial present value of the accrued benefit under the SERP as of December 31, 2021, using a discount rate of 2.16%. In 2021, the value of the SERP decreased, which has been reflected as a zero increase in the value of this benefit, as a result of an increase in the discount rate, which lowered the SERP’s actuarial present value, and a larger bonus previously paid for extraordinary Company performance dropping out of the final average salary calculation for purposes of determining the future accrued benefit. As described in detail in the section of this proxy statement entitled “Compensation Discussion and Analysis” under the heading “Supplemental retirement benefits,” the value of the SERP benefit includes a percentage of the average annual bonus for the most recent three fiscal years ending prior to the participant’s date of termination of employment. The changes in the actuarial present values of the Named Executive Officers’ SERP benefits do not constitute cash payments to the Named Executive Officers. None of the Named Executive Officers actually received any cash payment with respect to this benefit in 2021.

(10) There were no special event bonuses awarded for 2020 performance. Dr. Brown received a bonus of $7,000 relating to patent awards in 2020. For greater detail see the section of this proxy statement entitled “Compensation Discussion and Analysis” under the heading “Special event awards.”

(11) This amount is based on the aggregate grant date fair value of the restricted share units and performance share units granted to this Named Executive Officer on March 6, 2020. These stock awards are discussed in greater detail in the section of this proxy statement entitled “Compensation Discussion and Analysis” under the heading “Long-term incentive equity compensation awards.”

(12) This amount is based on the difference between the actuarial present value of the accrued benefit under the SERP as of December 31, 2019, using a discount rate of 2.64%, and the actuarial present value of the accrued benefit under the SERP as of December 31, 2020, using a discount rate of 1.54%. The increase in value of the SERP benefit for 2020 is due to the inclusion of the larger bonus amounts paid out in March 2020 for extraordinary 2019 performance. These one-time awards were in addition to the annual bonuses paid under the Annual Incentive Plan and were provided in view of the Company’s exceptional 2019 performance which far exceeded the targets under the Annual Incentive Plan. As described in detail in the section of this proxy statement entitled “Compensation Discussion and Analysis” under the heading “Supplemental retirement benefits,” the value of the SERP benefit includes a percentage of the average annual bonus for the most recent three fiscal years ending prior to the participant’s date of termination of employment. The changes in the actuarial present values of the Named Executive Officers’ SERP benefits do not constitute cash payments to the Named Executive Officers. None of the Named Executive Officers actually received any cash payment with respect to this benefit in 2020.

(13) This amount is based on the aggregate grant date fair value of the restricted share units and performance share units granted to this Named Executive Officer on February 16, 2022, the vast majority of which Mr. Rosenblatt is no longer eligible to receive as the result of his retirement as an employee of the Company effective as of December 30, 2022, and an award of shares with a total value of $217,403 which was approved by the Board of Directors on December 8, 2022 and will be issued in quarterly installments at the end of each quarter in 2023 for Mr. Rosenblatt's service as a non-employee director during 2023. These stock awards are discussed in greater detail in the section of this proxy statement entitled “Compensation Discussion and Analysis” under the heading “Long-term incentive equity compensation awards” and below under the section “Grants of Plan-Based Awards.”

(14) This amount is based on (a) auto expense reimbursements and allowance of $2,071, $3,471 and $2,293, (b) life and disability insurance premium payments of $36,376, $37,025 and $37,468 and (c) nonelective employer 401(k) plan contributions of $9,150, $8,700 and $8,550, in each case for 2022, 2021 and 2020, respectively.

(15) This amount is based on (a) auto expense reimbursements and allowance of $744, $1,921 and $2,907, (b) life and disability insurance premium payments of $8,079, $7,664 and $6,904 and (c) nonelective employer 401(k) plan contributions of $9,150, $8,700 and $8,550, in each case for 2022, 2021 and 2020, respectively.

(16) This amount is based on (a) auto expense reimbursements and allowance of $1,274, $2,203 and $5,850, (b) life and disability insurance premium payments of $6,429, $4,676 and $4,041 and (c) nonelective employer 401(k) plan contributions of $9,150, $8,700 and $8,550, in each case for 2022, 2021 and 2020, respectively.

(17) This amount is based on (a) auto expense reimbursements and allowance of $5,114, $5,189 and $5,599, (b) life and disability insurance premium payments of $8,207, $7,880 and $6,975 and (c) nonelective employer 401(k) plan contributions of $9,150, $8,700 and $8,550, in each case for 2022, 2021 and 2020, respectively.

(18) This amount is based on the award of 8,301 restricted share units granted on September 29, 2022 to compensate Mr. Millard for the value of any unvested equity forfeited from his prior employment, which award is subject to a time based vesting restriction, with one-half of the total share amount vesting on the one-year anniversary from the date of grant (September 29, 2023) and the other half vesting on the second anniversary of Mr. Millard's date of hire (September 6, 2024), respectively.

(19) This amount is based on (a) auto expense reimbursements and allowance of $130 (b) life and disability insurance premium payments of $271, (c) relocation expense reimbursements of $12,040 and (d) a tax gross-up on relocation expenses of $5,368, in each case for 2022.

Universal Display Corporation • 2023 Proxy Statement • 24

Grants of Plan-Based Awards

The following table summarizes each grant of an award made to Named Executive Officers in 2022. These awards were made as discussed above in the “Compensation Discussion and Analysis” section under the headings “Short-term incentive compensation” and “Long-term incentive equity compensation awards.” No stock options, stock appreciation rights (“SARs”) or other similar instruments were awarded to the Named Executive Officers during 2022.

		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock (#) (3)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Steven V. Abramson
Annual Incentive Plan	—	536,387	1,072,774	2,145,548	—	—	—	—		—	—	—
RSUs	2/16/2022	—	—	—	—	—	—	13,482		—	—	2,000,055
PSUs	2/16/2022	—	—	—	1,685	26,964	80,892	—		—	—	5,033,168
Sidney D. Rosenblatt
Annual Incentive Plan	—	536,387	1,072,774	2,145,548	—	—	—	—		—	—	—
RSUs (4)	2/16/2022	—	—	—	—	—	—	13,482		—	—	2,000,055
PSUs (4)	2/16/2022	—	—	—	1,685	26,964	80,892	—		—	—	5,033,168
Julia J. Brown, Ph.D.
Annual Incentive Plan	—	414,426	828,851	1,657,703	—	—	—	—		—	—	—
RSUs	2/16/2022	—	—	—	—	—	—	9,463		—	—	1,403,836
PSUs	2/16/2022	—	—	—	1,183	18,927	56,781	—		—	—	3,532,999
Mauro Premutico
Annual Incentive Plan	—	350,830	701,660	1,403,320	—	—	—	—		—	—	—
RSUs	2/16/2022	—	—	—	—	—	—	7,281		—	—	1,080,136
PSUs	2/16/2022	—	—	—	910	14,563	43,689	—		—	—	2,718,404
Janice K. Mahon
Annual Incentive Plan	—	285,581	571,163	1,142,325	—	—	—	—		—	—	—
RSUs	2/16/2022	—	—	—	—	—	—	5,865		—	—	870,073
PSUs	2/16/2022	—	—	—	733	11,731	35,193	—		—	—	2,189,777
Brian Millard
Annual Incentive Plan	—	N/A	113,000	226,000	—	—	—	—	—	—	—	—
RSUs	9/29/2022	—	—	—	—	—	—	8,301		—	—	800,050
PSUs	—	—	—	—	—	—	—	—		—	—	—

(1) These columns reflect the range of potential awards under the Annual Incentive Plan available to be earned by the Named Executive Officer for 2022. The actual amounts earned for 2022 under the Annual Incentive Plan are set forth in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.” Each Named Executive Officer earned an award of approximately 173% of the target amount under the Annual Incentive Plan for 2022 performance, which was paid in March 2023. For further detail, see “Compensation Discussion and Analysis—Short-term Incentive Compensation.”

(2) Consists of an award of PSUs, which vest based on the achievement of pre-established relative performance goals. Half of the PSUs awarded will vest based on the achievement of specified EBITDA performance targets for the 2024 fiscal year, with one quarter vesting based on the achievement of total shareholder return relative to total shareholder return of the companies in the Nasdaq Electronics Components Index for the three year period from January 1, 2022 to December 31, 2024, and the other quarter vesting based on the achievement of cash from operations performance targets in 2024. The PSU target awards are subject to a multiplier ranging from 0x to 3x based upon the percentile achievement with respect to each relative target. These awards are subject to the continued employment of the Named Executive Officers on the applicable vesting date. For further detail, see “Compensation Discussion and Analysis—Long-term incentive equity compensation awards.”

(3) For Mr. Abramson, Mr. Rosenblatt, Dr. Brown, Mr. Premutico and Ms. Mahon, consists of an award of time-based RSUs, which vested or will vest ratably one-third each year over three years on February 16, 2023, 2024 and 2025. For Mr. Millard, who joined the Company in September 2022, consists of an award of time-based RSUs which will vest ratably one-half on the anniversary of the date of grant (September 29, 2023) and one-half on the second anniversary of his date of hire (September 6, 2024). The awards are subject to the continued employment of the Named Executive Officers on the applicable vesting date. For further detail, see “Compensation Discussion and Analysis—Long-term incentive equity compensation awards.”

(4) These awards were forfeited by Mr. Rosenblatt after his retirement from the Company on December 30, 2022.

Universal Display Corporation • 2023 Proxy Statement • 25

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the outstanding equity awards granted to the Named Executive Officers as of December 31, 2022. None of the Named Executive Officers holds any outstanding stock options.

		Stock Awards			Equity Incentive Plan Awards
Name	Grant Date	Number of Shares of Stock that Have Not Vested (#) (1)		Market Value of Shares of Stock that Have Not Vested ($) (1) (2)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2) (3)
Steven V. Abramson	3/6/2020	8,555		924,282	25,666	2,772,955
	3/2/2021	12,432		1,343,153	18,649	2,014,838
	2/16/2022	13,482		1,456,595	26,964	2,913,191
Sidney D. Rosenblatt	12/8/2022	1,888	(4)	203,980	—	—
Julia J. Brown, Ph.D.	12/12/2019	5,120		553,165	—	—
	3/6/2020	6,005		648,780	18,015	1,946,341
	3/2/2021	8,726		942,757	13,089	1,414,136
	2/16/2022	9,463		1,022,383	18,927	2,044,873
Mauro Premutico	12/12/2019	2,560		276,582	—	—
	3/6/2020	4,620		499,145	13,860	1,497,434
	3/2/2021	6,713		725,273	10,070	1,087,963
	2/16/2022	7,281		786,639	14,563	1,573,387
Janice K. Mahon	12/12/2019	2,560		276,582	—	—
	3/6/2020	3,721		402,017	11,165	1,206,267
	3/2/2021	5,408		584,280	8,112	876,420
	2/16/2022	5,865		633,655	11,731	1,267,417
Brian Millard	9/29/2022	8,301		896,840	—	—

(1) RSUs for the Named Executive Officers, except with respect to Mr. Millard, vest over three years with one-third vesting on the first three anniversaries of the date of grant. The RSUs granted to Mr. Millard at the time of his hire vest over two years, with the first half vesting on the anniversary of the date of grant and the second half vesting on the second anniversary of Mr. Millard's date of hire.

(2) Based on the closing price of the Company’s common stock on the Nasdaq Global Select Market as of December 31, 2022 ($108.04).

(3) PSUs granted March 6, 2020 are eligible to vest based on the achievement of pre-established relative performance goals over a three-year performance period from January 2020 through December 2022. PSUs granted March 2, 2021 are eligible to vest based on the achievement of pre-established relative performance goals over a three-year performance period from January 2021 through December 2023. PSUs granted February 16, 2022 are eligible to vest based on the achievement of pre-established relative performance goals over a three-year performance period from January 2022 through December 2024.

(4) This award was approved by the Board of Directors on December 8, 2022 and will be issued in quarterly installments at the end of each quarter in 2023 for Mr. Rosenblatt's service as a non-employee director during 2023. All awards previously held by Mr. Rosenblatt were forfeited upon his retirement from the Company on December 30, 2022.

Stock Vested Table

The following table summarizes the vesting of stock, including restricted stock, restricted stock units, performance stock units, and similar instruments, for the Named Executive Officers during 2022. None of the Named Executive Officers exercised any stock options, SARs or other similar instruments during 2022.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Steven V. Abramson	31,209	4,907,446
Sidney D. Rosenblatt	31,209	4,907,446
Julia J. Brown, Ph.D.	18,042	2,841,553
Mauro Premutico	12,267	1,933,145
Janice K. Mahon	10,395	1,637,434
Brian Millard	-	-

(1) Based on the closing price of our common stock on the Nasdaq Global Select Market on the date of vesting.

Universal Display Corporation • 2023 Proxy Statement • 26

For each of the Named Executive Officers, the shares shown as vesting above include PSUs and RSUs vesting under long-term incentive equity awards made in 2019, 2020 and 2021, and for Dr. Brown, Mr. Premutico and Ms. Mahon, the shares shown as vesting above also include restricted stock awards (“RSAs”) vesting under long-term equity awards made in December 2019.

Pension Benefits Table

The following table provides information regarding the Company’s Supplemental Executive Retirement Plan, or SERP. For further detail, see “Compensation Discussion and Analysis—Supplemental retirement benefits.” Mr. Millard is not a participant in the SERP.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Steven V. Abramson	SERP	26	18,920,233	-
Sidney D. Rosenblatt	SERP	26	15,483,897	-
Julia J. Brown, Ph.D.	SERP	24	9,851,711	-
Mauro Premutico	SERP	11	2,916,986	-
Janice K. Mahon	SERP	26	7,433,834	-

(1) For information regarding the assumptions made in the valuations of these amounts, see Footnote 17 to the Company's financial statements for the year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K for such year.

Potential Payments Upon Termination in Connection with a Change in Control

In April 2003, the Company entered into Change in Control Agreements with the following Named Executive Officers: Mr. Abramson, Mr. Rosenblatt, Dr. Brown and Ms. Mahon (the “Original CIC Agreements”). These agreements provided for certain cash payments and other benefits to the Named Executive Officers upon a qualifying employment termination event in connection with a “Change in Control” of the Company. In November 2008, the Original CIC Agreements were amended and restated to bring them into compliance with Section 409A of the IRC and regulations issued thereunder.

The Amended and Restated CIC Agreements with each of Mr. Abramson, Mr. Rosenblatt, Dr. Brown and Ms. Mahon, and the Amended and Restated Change in Control Agreement entered into with Mr. Premutico in April 2012 and the Amended and Restated Change in Control Agreement entered into with Mr. Millard in September 2022 (collectively, “Amended CIC Agreements”) utilize a “double-trigger” mechanism whereby benefits are not paid to an executive as a result of the Change in Control unless he or she also experiences a qualifying termination event in connection with the Change in Control (i.e., termination or substantial reduction in responsibilities).

Under the Amended CIC Agreements, if a Named Executive Officer’s employment is terminated in connection with a Change in Control, such Named Executive Officer would be entitled to the following benefits:

•
a lump-sum payment equal to two times the sum of the average annual base salary and the annual bonus to the individual, including any authorized deferrals, salary reduction amounts and any car allowance, and including the fair market dollar value equivalent of any bonus amounts paid in the form of stock options, SARs, warrants, stock awards or performance units;
•
a lump-sum payment equal to the estimated after-tax premium cost to the individual of continuing any Company-sponsored life, travel or accident insurance and disability insurance coverage for the individual (and where applicable, his or her spouse and dependents), based on coverage levels in effect immediately prior to the termination date (less any contributions that would have been required by the individual), for two years;
•
a lump-sum payment equal to the Company-provided contributions to which the individual would be entitled under the Company’s 401(k) savings and retirement plans, assuming the individual continued working for the Company for two years at his or her annual base salary;
•
effective immediately preceding the Change in Control (but contingent upon the consummation of the Change in Control), full vesting of all outstanding, unvested equity awards held by the individual immediately preceding the Change in Control that have not yet become vested (and exercisable to the extent applicable), except the awards which vest based on the attainment of performance criteria would not automatically vest but would instead be governed by the terms of the plan or agreement evidencing the award;
•
continued group hospitalization, health and dental care coverage, at the level in effect as of the termination date (or generally comparable coverage) for the individual and, where applicable, the individual’s spouse and dependents, for two years assuming the individual continued working for the Company;
•
a lump-sum payment equal to $10,000 for outplacement assistance services for two years;
•
applicable SERP benefit payout; and
•
an additional payment to cover any excise tax imposed on the individual by reason of the individual receiving the payments and benefits specified above.

Universal Display Corporation • 2023 Proxy Statement • 27

The estimated payments and benefits that the Company would provide to each Named Executive Officer under the Amended CIC Agreements are set forth in the following table, based on the assumption that his or her employment is terminated in connection with a Change in Control which took place on December 31, 2022. Mr. Rosenblatt is not included in the table due to his retirement from the Company on December 30, 2022, at which time he received no payouts as contemplated in this table.

Name	Lump Sum Payment of Two Times Annual Base Salary (1) ($)	Lump Sum Payment of Two Times Annual Bonus (2) ($)	Lump Sum Payment for Accrued and Unused Paid Time Off and Sick Time ($)	Lump Sum Payment of Estimated After-Tax Cost to Continue Life, Travel and Disability Insurance for Two Years ($)	Estimated Value of Ongoing Contributions Under Long- Term Incentive, Savings and Retirement Plans for Two Years ($)	Estimated After-Tax Value of Ongoing Payments to Continue Group Medical, Health and Dental Care Coverage for Two Years ($)	Estimated Value of Unvested Stock Options and Stock Awards Subject to Accelerated Vesting (3) (4) ($)	Payment for Outplacement Assistance Services ($)	SERP Payout ($)	Value of Tax Reimbursement Payments on Account of Excise or Other Taxes ($)	Total Payments and Benefits ($)
Steven V. Abramson	1,728,438	7,592,614	197,924	56,802	18,300	43,289	11,425,014	10,000	18,920,233	20,051,071	60,043,685
Julia J. Brown, Ph.D.	1,338,162	5,332,946	142,523	16,159	18,300	32,008	8,572,434	10,000	9,851,711	12,339,518	37,653,761
Mauro Premutico	1,134,656	3,611,662	122,977	11,032	18,300	43,289	6,446,423	10,000	2,916,986	6,457,158	20,772,483
Janice K. Mahon	925,860	2,939,948	80,694	16,414	18,300	32,008	5,246,638	10,000	7,433,834	9,363,008	26,066,704
Brian Millard	853,000	-	9,458	2,361	-	2,214	896,841	10,000	-	1,186,140	2,960,013

(1) Under the Amended CIC Agreements, this is to be based on the highest monthly base salary paid or payable to the employee during the twenty-four (24) months prior to December 31, 2022, including any amounts earned but deferred. It is also to include any annual car allowance. For purposes of this calculation, the employee’s bi-weekly salary as of the payment period ended on December 31, 2022 was utilized. Also, an annual car allowance of $6,000 is included for Mr. Abramson, Mr. Rosenblatt, Dr. Brown, Mr. Premutico and Ms. Mahon, and a prorated car allowance of $1,500 is included for Mr. Millard.

(2) Under the Amended CIC Agreements, this is to be based on the highest annual bonus to the employee for the last three full fiscal years prior to December 31, 2022, and is to include the fair market dollar value equivalent of any stock, restricted stock or stock options issued as bonus consideration, determined as of the date of issuance and without regard to any restrictions or vesting conditions.

(3) Assumes all unvested or restricted stock options and stock awards, including performance-based grants, vest on termination of employment in connection with a Change of Control. See table under “Outstanding Equity Awards at Fiscal Year-End Table” for further detail. This amount does not include restricted stock (RSUs and PSUs) awarded in March 2023 as long-term incentive compensation.

In consideration of receiving these payments and benefits, each Named Executive Officer has agreed not to compete with the Company for six months following his or her termination in connection with a Change in Control. Each Named Executive Officer has further agreed that, for two years following his or her termination he or she will not knowingly (i) solicit or recruit any of the Company’s employees to compete with the Company, or (ii) divert or unreasonably interfere with the Company’s business relationships with any of its suppliers, customers, partners or joint venturers with whom the individual had any involvement. In addition, each Named Executive Officer is required to execute a general release of all employment-related claims he or she may have against the Company in order to receive the payments and benefits specified under the Amended CIC Agreements. (Such restrictive covenants are in addition to, and not in lieu of, restrictive covenants to which each Named Executive Officer is subject in other agreements with the Company, such as equity grant agreements.)

As used in the Amended CIC Agreements, a Change in Control of the Company would occur if:

•
any person (or affiliated group of persons) first becomes the beneficial owner of securities of the Company (not including securities previously owned by such person(s) or any securities acquired directly from the Company) representing 30% or more of the then-outstanding voting securities of the Company;
•
the individuals who constitute our Board of Directors at the beginning of any 24-month period cease, for any reason other than death, to constitute at least a majority of our Board of Directors;
•
the Company consummates a merger or consolidation with any other corporation, except where the voting securities of the Company outstanding immediately prior to the merger or consolidation continue to represent at least 50% of the voting securities of the Company (or the surviving entity of the merger or consolidation or its parent), or where no person first becomes the beneficial owner of securities of the Company representing 30% or more of the then-outstanding voting securities of the Company;
•
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, or an agreement is consummated for the sale or disposition by the Company of all or substantially all of its assets, excluding a sale or disposition by the Company of all or substantially all of its assets to an entity, at least 50% of the voting securities of which are owned by persons in substantially the same proportion as their ownership of the Company immediately prior to the sale; or

Universal Display Corporation • 2023 Proxy Statement • 28

•
any person consummates a tender offer or exchange for voting stock of the Company and, directly or indirectly, becomes (in one or more transactions) the “beneficial owner” of securities of the Company representing a majority of the voting securities of the Company.

As used in the Amended CIC Agreements, a termination of a Named Executive Officer in connection with a Change in Control of the Company would include a termination of the Named Executive Officer’s employment:

•
by the Company at the time of or within two years after a Change in Control, other than for the individual’s death or incapacity for a period of 12 consecutive months, or for cause;
•
by the individual within two years after a Change in Control for (i) the Company’s breach of the Amended CIC Agreement or any other material obligation of the Company to the individual, (ii) any significant reduction by the Company of the individual’s authority, duties or responsibilities, (iii) any demotion or removal of the individual from his or her employment grade, compensation level or officer positions, or (iv) a relocation by more than 50 miles of the offices of the Company at which the individual principally works; and
•
by either the Company or the individual during the one-year period immediately preceding a Change in Control, unless the Company establishes by clear and convincing evidence that the termination was for good faith business reasons not related to the Change in Control.

Compensation of Directors

Attracting and retaining qualified individuals to serve on our Board of Directors is crucial for our long-term success. Our director compensation policies and practices are critical to our ability to accomplish this goal and to reward our independent non-employee directors for their service as members of the Board. Our non-employee director compensation is designed to offer competitive cash and equity compensation to attract and retain qualified directors and to align the interests of our directors with the long-term interests of our shareholders.

Our Board of Directors, guided by our Human Capital Committee, periodically establishes the level of compensation for our non-employee directors. Directors who also are current officers or employees of the Company receive no additional compensation for service as directors.

To aid their review, the Board and Human Capital Committee generally utilize the services of compensation consultant, Korn Ferry. In December 2021, in consultation with Korn Ferry, the Board and Human Capital Committee approved a 3.5% year-over-year increase in the cash and equity compensation amounts paid for independent directors for 2022, as described below.

In 2022, cash compensation for each of the independent directors for Board and committee service consisted of $74,520 in annual director fees (paid in four quarterly installments of $18,630 each), and each independent director who served in 2022 on a committee of the Board of Directors (other than as the committee chair) received additional cash compensation for such committee service in the following amounts: $7,763 annually for any independent director serving as a member of the Nominating & Corporate Governance Committee, the Investment Committee or the ESR Committee, $10,350 annually for any independent director serving as a member of the Human Capital Committee and $15,525 annually for any independent director serving as a member of the Audit Committee. Further, the chairs of the Nominating & Corporate Governance Committee, the Investment Committee and the ESR Committee received $15,525 in cash for such service, the chair of the Human Capital Committee received $20,700 in cash for such service and the chair of the Audit Committee received $31,050 in cash for such service. In addition, Ms. Gemmill was paid an annual cash retainer of $33,638 for her service as the Chair of our Board of Directors. Such cash retainers were paid in equal quarterly installments at the end of each calendar quarter for 2022. The equity component of independent director compensation consisted of a number of shares of our common stock based on a dollar target value of $217,350, which number of shares were determined based on the closing price of our common stock on the day of the Board’s December 16, 2021 meeting.

For 2023, in consultation with Korn Ferry, on December 8, 2022 our Human Capital Committee and Board of Directors decided to maintain the same compensation structure and amounts paid for independent directors for 2023 as for 2022. Compensation for each of the independent members of our Board of Directors will include:

•
A cash award of $74,520, payable in quarterly installments of $18,630 at the end of each calendar quarter of the year;
•
An award of shares of our common stock having a dollar value target of $217,350 as of the closing price of the date of approval. Using the December 8, 2022 closing price, the target value resulted in a fractional share, so the award was rounded up, resulting in an annual grant of 1,888 shares (for a total value of $217,403), which will be paid out in equal quarterly installments at the end of each calendar quarter in 2023; and
•
Cash fees for committee service, and for service as Chair of the Board of Directors or of a committee, in the same amounts as in 2022.

Universal Display Corporation • 2023 Proxy Statement • 29

The following table provides information on the compensation of members of our Board of Directors (who are not Named Executive Officers) in 2022.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Cynthia J. Comparin	97,808	217,403	-	315,211
Richard C. Elias	105,570	217,403	-	322,973
Elizabeth H. Gemmill	167,670	217,403	-	385,073
C. Keith Hartley	131,445	217,403	-	348,848
Celia M. Joseph	90,045	217,403	-	307,448
Lawrence Lacerte	123,683	217,403	-	341,086
Sherwin I. Seligsohn(3)	-	-	1,988,002	1,988,002

(1) There were no option awards made to any of our independent directors in 2022. As of December 31, 2022, none of the directors owned any options to purchase shares of our common stock.

(2) At a meeting on December 8, 2022, the Board of Directors approved an award of shares having a target value of $217,350 (subject to rounding up for any fractional share) based on the closing price on the date of the meeting, to be issued in quarterly installments as compensation in 2023. The closing price of the Company’s common stock was $115.15 per share on the grant approval date of December 8, 2022, resulting in a grant of 1,888 shares (for a total value of $217,403). These 1,888 shares will be issued in equal quarterly installments at the end of each quarter in 2023 provided such Director continues to serve on the Board as of such date. After the calculation of the number of shares based on the closing price on December 8, 2022, the number of shares is fixed and is not adjusted to reflect price fluctuations at the time of issuance. For information regarding the assumptions made in the valuations of these amounts, see Footnote 16 to the Company’s consolidated financial statements for the year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K for such year.

(3) Mr. Seligsohn received the following compensation for his service as an officer of the Company: (a) salary - $469,895; (b) bonus under the Annual Incentive Plan - $1,123,992; (c) 736 RSUs, vesting ratably one-third each year over three years on each of February 16, 2023, 2024 and 2025, with a grant date fair value of $109,186; (d) 1,472 PSUs, vesting based on the achievement of pre-established relative performance goals over a three-year performance period from January 2022 through December 2024, with a grant date fair value of $274,768; (e) disability insurance premium payments of $1,011; and (f) 401(k) plan contributions of $9,150. Upon Mr. Seligsohn’s passing in December 2022, a prorated portion of these RSUs and PSUs, as well as of unvested RSUs and PSUs granted in prior years, vested in accordance with the terms of the grants.

Equity Compensation Plans

The following table includes information on our equity compensation plans (including individual compensation arrangements), both previously approved and not approved by our shareholders, as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#) (1)(2)
Equity compensation plans approved by security holders	-	-	2,452,035
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	2,452,035

(1)
Excludes any securities reflected in the column entitled “Number of securities to be issued upon exercise of outstanding options, warrants and rights.”
(2)
Consists of 1,619,694 shares remaining available for issuance under the Company’s Equity Compensation Plan and 832,341 shares remaining available for issuance under the Company’s Employee Stock Purchase Plan. No more than 12,500 shares are subject to purchase by each participant during any three-month purchase period under the Employee Stock Purchase Plan.

Universal Display Corporation • 2023 Proxy Statement • 30

PROPOSAL 2

APPROVAL OF THE UNIVERSAL DISPLAY CORPORATION

EQUITY COMPENSATION PLAN

Overview

We are asking our shareholders to approve a proposal to adopt the Universal Display Corporation 2023 Equity Compensation Plan (the “2023 Plan”), which is intended to replace the Universal Display Corporation 2014 Equity Compensation Plan, as amended and restated as of June 19, 2014 (the “Prior Plan”) that will expire on June 18, 2024. The Board adopted the 2023 Plan on April 4, 2023 upon recommendation of its Human Capital Committee (the “Committee”), subject to shareholder approval at the Annual Meeting. If approved by the shareholders, the 2023 Plan will become effective as of the date of the shareholder approval, and no additional grants shall be made under the Prior Plan on or after the effective date of the 2023 Plan. Outstanding grants under the Prior Plan shall continue in effect according to their terms.

Under the 2023 Plan, a number of shares of our common stock equal to the number of shares of common stock reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the effective date of the 2023 Plan will be available for issuance to our employees, non-employee directors, as well as consultants and other independent advisors in our employ or service (or the employ or service of our subsidiaries). As of March 31, 2023, 1,516,267 shares of our common stock remained available for issuance under the Prior Plan. The actual number of shares available for grant under the Prior Plan may be more or less than 1,516,267 as of the effective date of the 2023 Plan. The share reserve may be adjusted (and additional or fewer shares may be issued) as described in more detail in the Section titled “Shares Subject to the 2023 Plan” below.

Incentive compensation programs play a pivotal role in our efforts to attract and retain key personnel essential to our long-term growth and financial success and to align the interests of executives, employees and other service providers with those of our shareholders. The 2023 Plan is a key pay-for-performance component of our compensation program and our primary vehicle for granting equity-based compensation to our employees. For that reason, we have structured the 2023 Plan to provide flexibility in designing equity incentive programs for purposes of attracting and retaining the services of key individuals. The 2023 Plan will continue to provide us with the needed flexibility to implement competitive incentive compensation programs for our key employees and non-employee Board members. See “Compensation Discussion and Analysis -- Elements of Compensation -- Long-term incentive equity compensation awards” on pages 14 to 15. If this proposal is not approved, we would not be able to grant equity awards following expiration of the Prior Plan. We would accordingly be at a disadvantage against our competitors for recruiting, retaining and motivating individuals critical to our success and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs.

The adoption of the 2023 Plan is being submitted for shareholder approval in order for us to comply with the shareholder approval requirements of the Nasdaq Stock Market LLC and the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”).

A copy of the 2023 Plan is attached to this proxy statement as Annex A.

Highlights of the 2023 Plan

The 2023 Plan contains a number of provisions that we believe are consistent with best practices in equity compensation and which protect the shareholders’ interests, as described below.

•
No evergreen authorization. The 2023 Plan does not have an evergreen provision, which would have permitted an increase in the share pool without further shareholder approval.
•
No liberal share recycling provisions. The 2023 Plan prohibits the re-use of shares withheld or delivered to satisfy the exercise price of a stock option or SARs or to satisfy tax withholding requirements. The 2023 Plan also prohibits “net share counting” upon the exercise of stock options or SARs and prohibits the re-use of shares purchased on the open market with the proceeds of option exercises.
•
Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and SAR is ten years.
•
No repricing or grant of discounted stock options or SARs. The 2023 Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The 2023 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant (except as otherwise determined by the Committee with respect to substitute awards as described below).
•
No single-trigger acceleration. Under the 2023 Plan, we do not automatically accelerate vesting of awards in connection with a change in control of our Company.
•
No liberal change in control definition. The 2023 Plan defines change in control based on the consummation of the transaction rather than the announcement or shareholder approval of the transaction.

Universal Display Corporation • 2023 Proxy Statement • 31

•
Dividends. The 2023 Plan prohibits payment of dividends or dividend equivalents on stock options or SARs. It also prohibits payment of dividends or dividend equivalents on unvested stock units or other stock-based awards until the award actually becomes vested.
•
Clawback. Awards granted under the 2023 Plan and the right to receive shares or cash payments with respect to awards are subject to rescission, cancellation or recoupment under any clawback, recoupment or similar policy.
•
Administered by an independent committee. The 2023 Plan will be administered by the Committee of our Board, which consists entirely of independent directors. The Committee may delegate certain of its duties and authority to a subcommittee or our chief executive officer, as described in more detail below.

Summary of Universal Display Corporation 2023 Equity Compensation Plan

The principal terms and provisions of the 2023 Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2023 Plan and is qualified in its entirety by reference to the complete text of the 2023 Plan attached as Annex A to this proxy statement.

Purpose

The 2023 Plan is intended to provide an incentive to participants to contribute to our economic success by aligning the economic interests of participants with those of our shareholders.

Type of Awards

The 2023 Plan provides for the issuance of stock options (including non-statutory stock options and incentive stock option), SARs, stock awards, stock units and other stock-based awards to employees, non-employee directors, independent contractors and consultants of our Company or its subsidiaries.

Administration

The 2023 Plan will be administered by the Human Capital Committee of our Board, and the Human Capital Committee will determine all of the terms and conditions applicable to grants under the 2023 Plan. The Human Capital Committee will also determine who will receive grants under the 2023 Plan and the number of shares of common stock that will be subject to grants. The Human Capital Committee may delegate authority under the 2023 Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and stock exchange requirements, the Human Capital Committee (or our Board or a subcommittee, as applicable) may delegate all or part of its authority to our chief executive officer, as it deems appropriate, with respect to grants to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended. The term “Committee” in this description of the 2023 Plan will refer to the Human Capital Committee, our Board, any subcommittee or our chief executive officer, as applicable, that has authority with respect to a specific grant.

Shares Subject to the 2023 Plan

Subject to adjustment as described below, our 2023 Plan authorizes the issuance or transfer of up to a number shares of our common stock equal to the number of shares of common stock reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the effective date of the 2023 Plan (which number of shares is 1,516,267 as of March 31, 2023, provided that the actual number of shares available for grant under the Prior Plan may be more or less than 1,516,267 as of the effective date of the 2023 Plan). In addition, subject to adjustment as described below, shares of common stock underlying any outstanding award granted under the Prior Plan that, following the effective date of the 2023 Plan, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for new grants under the 2023 Plan. Subject to adjustment as described below, the aggregate number of shares of common stock that may be issued or transferred under the 2023 Plan pursuant to incentive stock options may not exceed 1,516,267 shares of common stock.

The shares of our common stock issuable under the 2023 Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that we acquire, including shares purchased on the open market.

If any awards expire or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any stock awards, stock units or other stock-based awards are forfeited, terminated, or otherwise not paid in full, the shares of our common stock subject to such awards will again be available for purposes of the 2023 Plan. Shares of our common stock that are withheld in payment of the exercise price of an option or that are withheld or surrendered for payment of taxes with respect to awards shall not be available for re-issuance under the 2023 Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the 2023 Plan, without regard to the number of shares issued upon exercise of the SARs.

If any awards are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such awards will also be available for future awards. If we repurchase shares of our common stock on the open market with the proceeds from the exercise price we receive from options, then the repurchased shares will not be available for issuance under the 2023 Plan. The Committee may make grants in assumption of, or in substitution or exchange for, outstanding grants previously made by an entity which we acquire or with which we combine (referred to as substitute awards). Such substitute awards will not reduce the shares

Universal Display Corporation • 2023 Proxy Statement • 32

authorized for issuance under the 2023 Plan. Additionally, subject to applicable stock exchange listing and Code requirements, if the acquired company’s equity plan has shares available, such shares may be available for grant under the 2023 Plan, which will not reduce the shares authorized for issuance under the 2023 Plan.

Adjustments

In connection with stock splits, stock dividends, recapitalizations and certain other events affecting our common stock, the Committee will make adjustments as it deems appropriate in the maximum number of shares of common stock reserved for issuance under the 2023 Plan; the number and kind of shares covered by outstanding grants; the number and kind of shares that may be issued under the 2023 Plan; the price per share or market value of any outstanding grants; the exercise price of options; the base amount of SARs; and the performance goals or other terms and conditions as the Committee deems appropriate (provided, however, that any fractional shares resulting from such adjustment shall be eliminated). In addition, the Committee is authorized to make adjustments to the terms and conditions of grants in connection with unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, and acquisitions and dispositions of businesses and assets) affecting our Company, any subsidiary or any business unit, or the financial statements of our Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Eligibility and Vesting

All of our employees and our subsidiaries’ employees are eligible to receive grants under the 2023 Plan. In addition, our non-employee directors and key advisors who perform services for us and our subsidiaries may receive grants under the 2023 Plan. The Committee determines the vesting and exercisability terms of awards granted under the 2023 Plan. As of March 31, 2023, 444 employees, two consultants and independent contractors and seven non-employee members of the Board would have been able to participate in the 2023 Plan if it were in existence on that date.

Options

Under our 2023 Plan, the Committee may grant options to purchase shares of our common stock to eligible participants in such amounts as it determines. The Committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to eligible employees. Anyone eligible to participate in the 2023 Plan may receive a grant of non-qualified stock options. The exercise price of an option granted under the 2023 Plan will be determined by the Committee but cannot be less than the fair market value of a share of our common stock on the date the option is granted. If an incentive stock option is granted to a 10% shareholder of the total combined voting power of all classes of our stock, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the 2023 Plan pursuant to incentive stock options under Section 422 of the Code may not exceed 1,516,267 shares of common stock (subject to adjustment as described above).

The exercise price for any option is generally payable in cash or check. In certain circumstances as permitted by the Committee, the exercise price may be paid by the surrender of shares of our common stock with an aggregate fair market value, on the date the option is exercised, equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding shares of common stock subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Committee approves.

The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% shareholder of the total combined voting power of all class of our stock, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

Except as provided in the grant instrument, an option may only be exercised while a participant is employed by or providing service to us. The Committee will determine in the grant instrument under what circumstances and during what time periods a participant may exercise an option after termination of employment or service.

Stock Awards

Under the 2023 Plan, the Committee may grant stock awards. A stock award is an award of our common stock that may be subject to restrictions as the Committee determines. The restrictions, if any, may lapse over a specified period of employment or service or based on the satisfaction of pre-established criteria, in installments or otherwise, as the Committee may determine, including, but not limited to, restrictions based on the achievement of performance goals. Unless otherwise determined by the Committee, we will retain possession of certificates for shares of stock awards until all restrictions on such shares have lapsed. Unless otherwise determined by the Committee, a participant will have the right to vote and the right to receive dividends or other distributions paid on the shares, subject to any restrictions, including the achievement of performance goals, that the Committee may determine. Dividends with respect to stock awards shall vest if and to the extent that the underlying stock award vests, as determined by the Committee. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Universal Display Corporation • 2023 Proxy Statement • 33

Stock Units

Under the 2023 Plan, the Committee may grant stock units to anyone eligible to participate in the 2023 Plan. Stock units represent hypothetical shares of our common stock. Stock units become payable on terms and conditions determined by the Committee, including specified performance goals, and will be payable in cash, shares of common stock, or a combination thereof, as determined by the Committee. All unvested stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Stock Appreciation Rights

Under the 2023 Plan, the Committee may grant SARs, which may be granted separately or in tandem with any option. SARs granted in tandem with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. SARs granted in tandem with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified time period will not exceed the number of shares of our common stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of shares of our common stock. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the SAR. The appreciation of a SAR will be paid in shares of our common stock, cash or both.

The term of a SAR cannot exceed ten years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

Other Stock-Based Awards

Under the 2023 Plan, the Committee may grant other types of awards that are based on, or measured by, our common stock, and granted to anyone eligible to participate in the 2023 Plan. The Committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of our common stock or a combination of the two, as determined by the Committee.

Dividend Equivalents

Under the 2023 Plan, the Committee may grant dividend equivalents in connection with grants of stock units or other stock-based awards made under the 2023 Plan in an applicable award agreement or at any point following the grant of such award. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. Dividend equivalents may be accrued as contingent cash obligations. Dividend equivalents may be paid in cash or shares of our common stock. The Committee will determine the terms and conditions of the dividend equivalent grants, including whether the grants are payable upon the achievement of specific performance goals. Any dividends or dividend equivalents granted in connection with stock units or other stock-based awards shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid.

Prohibition on Repricing.

Under the terms of the 2023 Plan, the Committee may not (i) amend the terms of any outstanding stock options or SARs to reduce the exercise price or base price, as applicable; (ii) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original stock options or SARs; or (iii) cancel outstanding stock options or SARs with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities, except in connection with a corporate transaction involving our Company, without in each such instance obtaining the approval of our shareholders.

Change in Control

If we experience a change in control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), unless the Committee determines otherwise and except as otherwise provided in the applicable award agreement or a written employment, severance or change in control agreement, all outstanding grants that are not exercised or paid at the time of the change in control will be assumed by, or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). Unless the Committee provides otherwise and except as otherwise provided in the applicable award agreement or a written employment, severance or change in control agreement, if a participant’s employment or service is terminated without cause upon or within 12 months

Universal Display Corporation • 2023 Proxy Statement • 34

following a change in control, the participant’s outstanding grants become fully vested as of the date of such termination. For grants that become vested based, in whole or in part, on performance, the applicable grant instrument will specify how to calculate the portion of such grant that becomes vested.

If there is a change in control and all outstanding grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation, then the Committee may (but is not obligated to) adjust the terms and conditions of outstanding grants, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:

•
determine that outstanding options and SARs will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards and dividend equivalents immediately lapse;

•
pay participants, in an amount and form determined by the Committee, in settlement of outstanding stock units, other stock-based awards or dividend equivalents;

•
require that participants surrender their outstanding stock options and SARs in exchange for a payment by us, in cash or shares of our common stock, equal to the difference between the exercise price and the fair market value of the underlying shares of our common stock; provided, however, if the per share fair market value of our common stock does not exceed the per share stock option exercise price or SAR base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the stock option or SAR; or

•
after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Committee.

In general terms, a change in control under the 2023 Plan occurs if:

•
a person, entity or affiliated group, with certain exceptions, acquires more than 50% of our then- outstanding voting securities;

•
we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

•
we merge into another entity and the members of our Board prior to the merger would not constitute a majority of the board of the merged entity or its parent;

•
we sell or dispose of all or substantially all of our assets;

•
we consummate a complete liquidation or dissolution; or

•
a majority of the members of our Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals

The Committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the participant in connection with a grant under the 2023 Plan. The Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Valuation

The fair market value per share of our common stock on any relevant date under the 2023 Plan will be deemed to be equal to the closing sale price per share during regular hours trading on the relevant date on the Nasdaq Global Select Market (or any other national securities exchange on which the common stock is at the time primarily traded). If there is no closing selling price for the common stock on the date in question, then the fair market value shall be the last reported sale price during regular trading hours on the last preceding date for which a sale was reported. On April 12, 2023, the fair market value per share of our common stock determined on such basis was $148.70.

Withholding

All grants under the 2023 Plan are subject to applicable U.S. federal (including FICA), state and local, foreign or other tax withholding requirements. We may require participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such grant. We may also take any other actions the Committee deems advisable to enable us to satisfy our withholding tax and other tax obligations with respect to any grant made under the 2023 Plan.

Universal Display Corporation • 2023 Proxy Statement • 35

The Committee may permit or require that our tax withholding obligation with respect to grants paid in our common stock be paid by having shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state and local tax liabilities, or as otherwise determined by the Committee. In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.

Transferability

Except as permitted by the Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order. The Committee may provide in a grant instrument that a participant may transfer non-qualified stock options and stock awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.

Amendment; Termination

Our Board may amend or terminate our 2023 Plan at any time, except that our shareholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with shareholder approval, the 2023 Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the 2023 Plan.

No Repricing; Shareholder Approval

Except in connection with certain corporate transactions, including stock dividends, stock splits, a recapitalization, a change in control, a reorganization, a merger and a spinoff, shareholder approval is required (i) to reduce the exercise price or base price of outstanding stock options or SARs, (ii) to cancel outstanding stock options or SARs in exchange for the same type of grant with a lower exercise price or base price, and (iii) to cancel outstanding stock options or SARs that have an exercise price or base price above the current price of a share of our common stock, in exchange for cash or other securities, each as applicable.

Establishment of Sub-Plans

Our Board may, from time to time, establish one or more sub-plans under the 2023 Plan to satisfy applicable blue sky, securities or tax laws of various jurisdictions.

Company Policies; Clawback

Notwithstanding any other provisions in the 2023 Plan, any award which is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement. In addition, all awards are subject to any applicable clawback policy that may be implemented by the Committee or the Board from time to time. All awards made under the 2023 Plan shall be subject to any applicable share trading, stock ownership or other policies that may be implemented by the Committee or the Board from time to time.

Certain Federal Income Tax Aspects

The following is a summary of certain federal income tax consequences of awards under the 2023 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Options

An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares received upon the exercise of an option will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within ten years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the

Universal Display Corporation • 2023 Proxy Statement • 36

federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as capital gain.

Stock Awards

A participant generally will not be taxed upon the grant of stock awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares of stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Units

In general, the grant of stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares received upon exercise of a SAR will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Other Stock-Based Awards

With respect to other stock-based awards granted under the 2023 Plan, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Impact of Section 409A

Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Awards under the 2023 Plan are intended to be exempt from the requirements of Section 409A or to satisfy its requirements. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all named executive officers. While the Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the Committee retains the discretion to approve compensation that may not qualify for the compensation deduction.

New Plan Benefits

Future benefits under the 2023 Plan generally will be granted at the discretion of the Committee and are therefore not currently determinable.

Universal Display Corporation • 2023 Proxy Statement • 37

Because future grants of awards under the 2023 Plan, if approved, would be subject to the discretion of the Board or Committee, the amount and terms of future awards to particular participants or groups of participants are not determinable at this time. No awards have been previously granted that are contingent on the approval of the 2023 Plan.

Vote Required and Recommendation of our Board of Directors

This proposal will be approved if a majority of the votes cast by all shareholders, voting as a single class, are FOR approval. Abstentions on this proposal are not considered “votes cast” and will have no effect on the outcome of the vote. Similarly, broker non-votes are not considered “votes cast” with respect to this proposal and, therefore, will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ADOPTION OF THIS PROPOSAL 2.

Universal Display Corporation • 2023 Proxy Statement • 38

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement.

In the Proxy Statement for the 2017 Annual Meeting of Shareholders, our Board of Directors recommended that our shareholders approve the frequency of continuing to hold this advisory vote on an annual basis, to provide our shareholders with the ability to express their views on our executive compensation policies and practices on a frequent basis. By their votes at our 2017 meeting, our shareholders agreed. Accordingly, we determined that future advisory shareholder votes on the compensation of the Company’s Named Executive Officers will be held every year until the next vote on the frequency of such advisory shareholder votes. As set forth below in Proposal 4, we are holding an advisory vote on the frequency of solicitation of advisory shareholder approval of executive officer compensation.

The compensation of our Named Executive Officers subject to the vote is disclosed in the “Compensation Discussion and Analysis” section, the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in the “Compensation Discussion and Analysis” section, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our shareholders’ interests, consistent with current market practices. Compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, our Board of Directors is asking our shareholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement by casting a non-binding, advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board of Directors or our Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to Company management and the Board and, accordingly, the Board and the Human Capital Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required and Recommendation of our Board of Directors

This proposal will be approved if a majority of the votes cast by all shareholders, voting as a single class, are FOR approval. Abstentions on this proposal are not considered “votes cast” and will have no effect on the outcome of the vote. Similarly, broker non-votes are not considered “votes cast” with respect to this proposal and, therefore, will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ADOPTION OF THE RESOLUTION PROPOSED UNDER THIS PROPOSAL 3.

Universal Display Corporation • 2023 Proxy Statement • 39

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF ADVISORY SHAREHOLDER APPROVAL OF EXECUTIVE OFFICER COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. See Proposal 3 for the advisory vote on executive officer compensation.

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our shareholders to vote, on a non-binding, advisory basis, regarding how frequently in the future we should solicit advisory votes on the compensation of our Named Executive Officers as disclosed in our proxy statements. Accordingly, we are asking our shareholders to indicate whether they would prefer an advisory vote every one, two or three years by voting on the resolution below:

“RESOLVED, that the alternative of soliciting advisory shareholder approval of the compensation of our Named Executive Officers once every one, two or three calendar years that receives the votes of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the Meeting shall be considered the frequency preferred by the shareholders.”

After considering the benefits and consequences of each alternative, our Board recommends that the advisory vote on the compensation of our Named Executive Officers be submitted to shareholders every year. We have been holding annual advisory votes on the compensation of our Named Executive Officers since 2011, when our shareholders expressed the preference that we do so. The Board continues to believe that an annual vote on the compensation of our Named Executive Officers should be held in order to provide shareholders with the ability to express their views on our executive compensation policies and practices on a frequent basis.

While our Board believes that its recommendation is appropriate at this time, shareholders are not voting to approve or disapprove that recommendation, but are instead being asked to indicate their preferences, on a non-binding, advisory basis, as to whether an advisory vote on the approval of compensation for our Named Executive Officers should be held every one, two or three years.

Our Board and Human Capital Committee value the opinions of shareholders on this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider this in deciding how often to hold advisory votes on the compensation of our Named Executive Officers. However, because this vote is advisory and therefore not binding on our Board of Directors or the Company, the Board may decide that it is in the best interests of the shareholders that we hold these advisory votes more or less frequently than the option preferred by shareholders. The vote will not be construed to create or imply any change in or addition to the fiduciary duties of our Board of Directors or the Company.

Vote Required and Recommendation of our Board of Directors

The option that receives the most votes cast by all shareholders will be deemed the frequency preferred by our shareholders for an advisory vote on executive compensation. Abstentions on this proposal are not considered “votes cast” and will have no effect on the outcome of the vote. Similarly, broker non-votes are not considered “votes cast” with respect to this proposal and, therefore, will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
IN FAVOR OF “ONE YEAR” UNDER THIS PROPOSAL 4.

Universal Display Corporation • 2023 Proxy Statement • 40

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

At a meeting held on April 4, 2023, our Audit Committee recommended and approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2023. KPMG has served in this capacity since being engaged by us on July 30, 2002. We are seeking the ratification of our appointment of KPMG as our independent registered public accounting firm for 2023 at the Annual Meeting.

We expect that a representative of KPMG will attend the Annual Meeting and will be available to respond to appropriate questions. If this representative desires to do so, he or she will have the opportunity to make a statement at the Annual Meeting.

Vote Required and Recommendation of our Board of Directors

This proposal will be approved if a majority of the votes cast by all shareholders, voting as a single class, are FOR approval. Abstentions on this proposal are not considered “votes cast” and will have no effect on the outcome of the vote. Similarly, broker non-votes are not considered “votes cast” with respect to this proposal and, therefore, will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ADOPTION OF THIS PROPOSAL 5.

Fees Billed by the Company’s Independent Auditors

The audit and tax fees billed to the Company from KPMG for 2022 and 2021 are set forth in the table below:

Fee Category	2022 ($)	2021 ($)
Audit Fees (1)	1,135,300	1,037,000
Audit Related Fees(2)	500	-
Tax Fees (3)	433,366	380,800
Total	1,569,166	1,417,800

(1) “Audit Fees” relate to professional services rendered in connection with the audit of the Company’s annual consolidated financial statements and internal controls over financial reporting, quarterly reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q and statutory audits of the Company’s subsidiaries in Hong Kong and Korea.

(2) “Audit Related Fees” relate to fees for ancillary services related to the statutory audit of the Company's subsidiary in Hong Kong.

(3) “Tax Fees” include fees that relate to professional services rendered in connection with tax preparation relating to international tax returns, tax compliance matters primarily associated with business operations outside of the United States, and tax consulting services on certain international and domestic matters.

The aggregate fees included in Audit Fees and Audit Related Fees are fees billed for the fiscal year while the aggregate fees included in Tax Fees are fees billed in the fiscal year.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee currently approves all engagements to provide both audit and non-audit services and has not established formal pre-approval policies or procedures. During 2022, our Audit Committee approved non-audit services, as defined by Rule 2-01(c)(4) of Regulation S-X, relating to tax consultation for assisting with tax matters associated with business operations outside of the United States and certain domestic tax matters, and tax compliance services. In addition, the services described in the table as Audit Related Fees were approved by the Audit Committee as de minimis as contemplated by Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Universal Display Corporation • 2023 Proxy Statement • 41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The table below sets forth certain information, as of the Record Date, with respect to persons known by the Company to beneficially own more than five percent (5%) of any class of our voting securities.

Title of Class	Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned(2)	Percentage Ownership(2)
Common Stock
	The Vanguard Group (3)	4,173,687	8.8%

	BlackRock, Inc. (4)	4,059,043	8.6%

	Scott Seligsohn, Lori S. Rubenstein and Steven G. Winters (5)(6)	2,717,510	5.7%

Series A Nonconvertible Preferred Stock
	American Biomimetics Corporation (6)(7)	200,000	100%

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Universal Display Corporation, 250 Phillips Boulevard, Ewing, New Jersey 08618.

(2) Unless otherwise indicated, we believe all persons named in the table have sole voting and investment power with respect to all shares of our common stock and Series A Nonconvertible Preferred Stock beneficially owned by them. The percentage ownership for each beneficial owner listed above is based on 47,331,947 shares of our common stock and 200,000 shares of our Series A Nonconvertible Preferred Stock outstanding as of the Record Date. In accordance with SEC rules, options or warrants to purchase shares of our common stock that were exercisable as of the Record Date, or would become exercisable within 60 days thereafter, are deemed to be outstanding and beneficially owned by the person holding such options or warrants for the purpose of computing such person’s percentage ownership, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The numbers of shares of common stock listed do not include any shares issuable upon the exercise of outstanding options because none of the above persons holds any such options.

(3) Represents shares of the Company’s common stock beneficially owned as of December 31, 2022, based on a Schedule 13G/A filed by The Vanguard Group on February 9, 2023. In such filing, The Vanguard Group indicates that it has sole voting power with respect to none of its shares, shared voting power with respect to 20,730 shares, sole dispositive power with respect to 4,109,574 shares and shared dispositive power with respect to 64,113 shares. The reported address is 100 Vanguard Blvd., Malvern, PA 19355.

(4) Represents shares of the Company’s common stock beneficially owned as of December 31, 2022, based on a Schedule 13G/A filed by BlackRock, Inc. on February 3, 2023 on behalf of BlackRock Life Limited, Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited and BlackRock Fund Managers Ltd. In such filing, BlackRock, Inc. indicates that it has sole voting power with respect to 3,969,718 shares, shared voting power with respect to none of its shares, sole dispositive power with respect to 4,059,043 shares and shared dispositive power with respect to none of its shares. The reported address is 55 East 52nd Street, New York, NY 10055.

(5) Includes (a) 1,316,657 shares of our common stock owned by the Sherwin I. Seligsohn Irrevocable Indenture of Trust dated July 29, 1993, FBO Scott Seligsohn (the “Seligsohn Trust”), of which Lori S. Rubenstein, Scott Seligsohn and Steven G. Winters are co-trustees; (b) 1,100,000 shares of our common stock owned by the Sherwin I. Seligsohn Irrevocable Indenture of Trust dated July 29, 1993, FBO Lori S. Rubenstein (the “Rubenstein Trust”), of which Lori S. Rubenstein, Scott Seligsohn and Steven G. Winters are co-trustees; (c) 136,000 shares of our common stock owned by American Biomimetics Corporation, of which the Rubenstein Trust and Seligsohn Trust are the principal shareholders; (d) 110,453 shares of our common stock owned directly by Mr. Scott Seligsohn; (e) 47,000 shares of our common stock owned directly by Ms. Rubenstein; and (f) 7,400 shares of our common stock owned directly by Scott Seligsohn Grantor Retained Annuity Trust #2 Scott Seligsohn, Trustee effective May 5, 2021. Mr. Scott Seligsohn is the adult son and Ms. Lori S. Rubenstein is the adult daughter of our late Founder and former Board Chairman, Mr. Sherwin I. Seligsohn.

(6) The address of these beneficial owners is c/o Cozen O’Connor, 1900 Market Street, Philadelphia, PA 19103.

(7) Mr. Scott Seligsohn serves as a director and as Chairman, President and Treasurer, and Ms. Lori S. Rubenstein serves as a director and as Vice President and Secretary, of American Biomimetics Corporation, which owns all 200,000 shares of our Series A Nonconvertible Preferred Stock.

Universal Display Corporation • 2023 Proxy Statement • 42

Security Ownership of Management

The table below sets forth certain information, as of the Record Date, with respect to the beneficial ownership of any class of our equity securities beneficially owned by all directors, nominees for director and Named Executive Officers of the Company, as well as all executive officers of the Company and directors as a group.

Title of Class	Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percentage Ownership (2)
Common Stock
	Steven V. Abramson	225,087	(3)	*
	Julia J. Brown, Ph.D.	65,032		*
	Cynthia J. Comparin	3,914		*
	Richard C. Elias	18,635	(4)	*
	Elizabeth H. Gemmill	95,358		*
	C. Keith Hartley	80,154	(5)	*
	Celia M. Joseph	3,914		*
	Lawrence Lacerte	140,472	(6)	*
	Janice K. Mahon	38,926		*
	Brian Millard	11,908		*
	Mauro Premutico	42,505	(7)	*
	Sidney D. Rosenblatt	174,090	(8)(9)	*

	All directors and executive officers as a group (12 persons)	899,995		1.9%

* Represents less than 1% of our outstanding common stock.

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Universal Display Corporation, 250 Phillips Boulevard, Ewing, New Jersey 08618.

(2) Unless otherwise indicated, we believe all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The percentage ownership for each beneficial owner listed above is based on 47,331,947 shares of our common stock outstanding as of the Record Date. In accordance with SEC rules, options to purchase shares of our common stock that were exercisable as of the Record Date, or would become exercisable within 60 days thereafter, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing such person’s percentage ownership, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The numbers of shares of common stock listed do not include any shares issuable upon the exercise of outstanding options because none of the above persons holds any such options.

(3) Includes an aggregate 23,614 shares held by the following Grantor Retained Annuity Trusts that each holds the number of shares set forth behind its name: The Steven V. Abramson October 2019 Annuity Trust dated as of October 3, 2019 (3,946 shares), The Steven V. Abramson December 2019 Annuity Trust dated as of December 26, 2019 (124 shares), The Steven V. Abramson August 2020 Annuity Trust dated as of August 31, 2020 (6,557 shares), The Steven V. Abramson September 2022 Annuity Trust dated as of September 19, 2022 (5,478 shares), and The Steven V. Abramson January 2023 Annuity Trust dated as of January 11, 2023 (7,509 shares). Mr. Abramson is trustee and beneficiary of each of the foregoing trusts.

(4) Includes 5,680 shares held by The Elias 2021 Gifting Trust, of which Mr. Elias’ spouse is trustee and beneficiary, 543 shares held by the James Elias Trust, of which Mr. Elias’ spouse is trustee, 5,985 shares held by The Elias Family Trust, of which Mr. Elias is trustee and is revocable, and an aggregate 4,563 shares held by the following Grantor Retained Annuity Trusts that each holds the number of shares set forth behind its name: The Elias 2020 Grantor Retained Annuity Trust #2 dated July 21, 2020 (1,782 shares) and The Elias 2021 Grantor Retained Annuity Trust dated May 12, 2021 (2,781 shares). Mr. Elias is trustee and beneficiary of these Grantor Retained Annuity Trusts.

(5) 57,126 shares of common stock held by Mr. Hartley are pledged as collateral for margin accounts.

(6) 140,000 shares of common stock held by Mr. Lacerte are pledged as security for a margin loan.

(7) Includes 9,351 shares held by The Mauro Premutico January 2022 Grantor Retained Annuity Trust dated January 25, 2022.

(8) Includes an aggregate 41,451 shares held by the following Grantor Retained Annuity Trusts that each holds the number of shares set forth behind its name: The Sidney Rosenblatt December 2019 Annuity Trust dated as of December 26, 2019 (448 shares), The Sidney Rosenblatt August 2020 Annuity Trust dated August 31, 2020 (28,010 shares), The Sidney Rosenblatt Annuity Trust dated September 28, 2021 (11,222 shares) and The Sidney Rosenblatt January 2022 Annuity Trust dated January 6, 2022 (1,771 shares). Mr. Rosenblatt is trustee and beneficiary of each of the foregoing trusts.

(9) Includes 13,000 shares of our common stock held by Mr. Rosenblatt’s spouse and being reported as beneficially owned by him.

Universal Display Corporation • 2023 Proxy Statement • 43

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Our Relationship with Scott Seligsohn

In 2022, we employed Scott Seligsohn, son of our late Founder and former Chairman, Sherwin I. Seligsohn, as an executive assistant to Mr. Seligsohn. We paid Scott Seligsohn a base salary and bonus compensation of $100,020 in 2022.

Our Relationship with David Rosenblatt

We employ David Rosenblatt, son of Sidney D. Rosenblatt, as an analyst of UDC Ventures LLC, the Company’s wholly-owned indirect subsidiary. In 2022, we paid David Rosenblatt a base salary, bonus and equity grant compensation of $153,627.

Policies and Procedures for Approval of Related Person Transactions

Consistent with applicable Nasdaq listing requirements, the Audit Committee of our Board of Directors is responsible for reviewing all transactions between us and related persons for potential conflicts of interest on an ongoing basis and for approving all such transactions. Related persons include any of our directors or nominees for director, any of our executive officers, any shareholders owning more than 5% of any class of our equity securities and immediate family members of any of these persons.

To help identify transactions with related persons, each year, we submit and require our directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which they or their family members have an interest. Responses to these Director and Officer Questionnaires are reviewed and transactions that might reasonably pose a conflict of interest are brought to the attention of the Audit Committee for consideration. Additionally, the Company’s legal department reviews all new Company contracts and has not identified any new related person transactions.

The transactions with the related persons identified above are reviewed with our Audit Committee on a regular basis, most recently at a meeting of the Audit Committee on April 4, 2023. At this meeting, the Audit Committee ratified the above transaction following its consideration of the potential conflicts of interest.

RISK OVERSIGHT BY OUR BOARD OF DIRECTORS

The role of our Board of Directors in our risk oversight process includes receiving regular reports from members of management on areas of material risk to us, including operational, financial, legal and strategic risks. Our Board of Directors also works to oversee risk through its consideration and authorization of significant matters, such as major strategic, operational and financial initiatives and its oversight of management’s implementation of those initiatives.

In particular, our Audit Committee is tasked pursuant to its charter “to discuss with management and the Company’s independent auditor, as appropriate, the Company’s risk assessment and risk management policies, including the Company’s major exposures to financial risk and the steps taken by management to monitor and mitigate such exposures.” As appropriate, the Chair of the Audit Committee reports to the full Board of Directors on the activities of the Audit Committee in this regard, allowing the Audit Committee and the full Board to coordinate their risk oversight activities.

In its risk oversight capacity, our Board of Directors engages in various practices, including, without limitation:

•
reviewing and considering reports from and information provided by management to the Board and its committees on topics relating to the risks that we face, including, without limitation, the status of current and anticipated developments of our technology, cybersecurity risks, environmental and social issues, access to debt and equity capital markets, existing and potential legal claims against us, and various other matters relating to our business;
•
directly overseeing specific areas of our business by our Human Capital Committee, Audit Committee and ESR Committee; and
•
reviewing and considering reports from, and information provided by, our auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to our compensation practices and our internal control over financial reporting.

As one component of our risk oversight and anti-fraud program, our Audit Committee has established complaint reporting procedures described in the “Shareholders — Corporate Governance” section of our website at www.oled.com. These procedures indicate how to submit complaints to our Audit Committee regarding accounting, internal accounting controls or auditing matters. Once received, grievances are reviewed by our President and General Counsel and then forwarded to the Chair of the Audit Committee for consideration. Questions or concerns may also be submitted anonymously to the Audit Committee in writing, via an unsigned letter, or employees may submit such matters through a name-protected online process administered by a third-party service provider.

Universal Display Corporation • 2023 Proxy Statement • 44

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers (as defined under Section 16(a)) and directors, and persons who own more than ten percent of a registered class of our stock, to file reports of ownership and changes in ownership with the SEC. Such officers and directors, and persons who own greater than ten percent of a registered class of our stock, are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on its review of such forms filed electronically, the Company believes that, for the year ended December 31, 2022, its executive officers and directors complied with all filing requirements applicable to them except that the September 2, 2021 transfer of shares of Company stock indirectly held in a grantor retained annuity trust by Mr. Abramson to Mr. Abramson directly was not reported until April 4, 2022.

ETHICS AND BUSINESS CONDUCT

Code of Ethics and Business Conduct for Employees

We have adopted a Code of Ethics and Business Conduct (“Employee Code”) applicable to all officers and employees, which was last ratified and approved at a meeting of our Board of Directors on April 4, 2023. The Employee Code constitutes our “code of ethics” for the Chief Executive Officer, Chief Financial Officer and Controller within the meaning of applicable SEC rules and also serves as our “code of conduct” applicable to all officers and employees of the Company as required by applicable Nasdaq listing standards. Our Employee Code is publicly available through the “Shareholders — Corporate Governance” section of our website at www.oled.com.

If we make any substantive amendments to our Employee Code (other than technical, administrative, or other non-substantive amendments), or if we grant any waivers of the Employee Code (including implicit waivers) in favor of our Chief Executive Officer, Chief Financial Officer or Controller, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in that same location on our website, or in a current report on Form 8-K that we file with the SEC. In addition, any waiver of our Employee Code with respect to our executive officers must be approved by our Board of Directors.

Anti-Hedging Policy

The Employee Code prohibits all employees, including executive officers, from trading in options, warrants, puts and calls or similar financial instruments on any Company securities, or selling any Company securities “short,” and from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any Company securities. On an annual basis (most recently in November 2022), all of our employees are asked to review and affirm their knowledge and understanding of the Employee Code.

Code of Conduct for Directors

Our Board of Directors has adopted a “Code of Conduct for Directors” that serves as our “code of conduct” applicable to all of our directors as required by applicable Nasdaq listing requirements. The Code of Conduct for Directors, which was last ratified and approved at a meeting of our Board of Directors on April 4, 2023, contains the same prohibitions as the Employee Code on members of our Board of Directors from trading in financial instruments on any Company securities (including the prohibition on selling Company securities “short”) and from engaging in hedging transactions. Our Code of Conduct for Directors is publicly available through the “Shareholders — Corporate Governance” section of our website at www.oled.com. Any waiver of our Code of Conduct for Directors must be approved by our Board of Directors and will be disclosed as required under applicable regulations.

Corporate Governance Guidelines

Our Nominating & Corporate Governance Committee has developed, and our Board of Directors has adopted, Corporate Governance Guidelines to assist the Board of Directors in the exercise of its responsibilities and to serve the interests of the Company and its shareholders. The Corporate Governance Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management levels, with a view to enhancing long-term shareholder value. In particular, we believe that succession planning and talent management are vital to the Company’s success. The Corporate Governance Guidelines address succession planning and contemplate the Board working with our Nominating & Corporate Governance Committee and our Chief Executive Officer in the consideration and evaluation of potential executive successors. We believe it is important for our directors to have a regular executive assessment process and to be able to provide input on important decisions in this area and for us to maintain a bench of future leaders of the Company.

The Corporate Governance Guidelines were last ratified by our Board of Directors at a meeting held on April 4, 2023 and are publicly available through the “Shareholders — Corporate Governance” section of our website at www.oled.com.

Universal Display Corporation • 2023 Proxy Statement • 45

Corporate Responsibility

The Company has long been committed to strict adherence to all applicable laws and regulations relating to the operation and governance of its business, including those pertaining to environmental, health and safety, and social policy matters. The Company believes that the implementation of environmentally sensitive, employee-focused and socially responsible business practices can provide significant long-term business and societal benefits.

The Company is continually working to provide our shareholders with improved disclosures regarding our environmental and social policies and practices. In 2023, the Company will issue its Corporate Responsibility Report for the year ended December 31, 2022, which we update annually. Our Corporate Responsibility Report is available at the “Shareholders — Corporate Responsibility” section of our website at www.oled.com.

The ESR Committee of the Board oversees and reviews the Company’s activities with respect to the environment, social issues and sustainability. We maintain and regularly update certain Company policies with respect to some of these areas, as described below.

Supply Chain

The Company is committed to responsible sourcing and ethical business practices. Our proprietary phosphorescent OLED materials are exclusively made for us by PPG Industries, Inc. (“PPG”). We regularly visit and audit PPG’s manufacturing sites (Monroeville, PA and Barberton, OH, and we intend to do the same at our manufacturing site in Shannon, Ireland) to review the quality, environmental, safety and working conditions of PPG’s production and supply chain procurement processes. Our Quality Management Systems (“QMS”) Policy is available at www.oled.com under “Who We Are — EHS & QMS Policies.” Our Supplier Code of Conduct is available at www.oled.com under “Shareholders — Corporate Responsibility.”

The Company believes that environmental, social and ethical performance of our suppliers, especially PPG and its supply chain, is critical to long-term success and sustainability. We have published a Global Supplier Code of Conduct to make clear our expectations for our suppliers and a Conflict Minerals Policy to demonstrate our commitment to ensuring that that our products do not contain, and are not made using, Conflict Minerals (as defined in the Dodd-Frank Wall Street Reform and Consumer Protection Act). Our Global Supplier Code of Conduct and Conflict Minerals Policy are available at www.oled.com under “Shareholders — Corporate Responsibility.”

Workplace Diversity and Inclusion; Employment Practices

The Company is committed to fostering a workplace that encourages and embraces diversity and inclusion. We are an equal opportunity employer, and we believe that a diverse workforce made up of people with different ideas, strengths, interests and cultural backgrounds drives employee and business success. The Company’s global workforce is composed of approximately 444 full-time scientists, engineers, technicians and business professionals from over 25 different countries, spanning five different continents.

The Company also strives to create a workplace using appropriate labor practices in which open and honest communication among all employees is encouraged and valued. Our Fair Labor Practices policy provides improved disclosure of our practices and demonstrates our commitment to fair labor laws and principles. We also recognize and respect the right of employees to freely join, or refrain from joining, third-party labor associations in a manner consistent with applicable laws, without fear of reprisal, intimidation or harassment, as described in our Freedom of Association policy. These policies are available at www.oled.com under “Shareholders — Corporate Responsibility.”

Environmental, Health and Safety (“EHS”)

The Company integrates health, safety and environmental considerations into all aspects of its business, including product design, responsible manufacture and customer use, to ensure compliance with all applicable government regulations and standards, a safe and healthy workplace, and a responsible environmental footprint in the context of a growing enterprise. In 2022, the Company completed successful Surveillance Audits on its ISO 9001:2015 Quality Management Systems, its ISO 14001:2015 Environmental Management Systems, and its ISO 45001:2018 Occupational Health and Safety Management Systems. In addition, the scope of our ISO 9001:2015 certification was expanded to include OLED fulfillment operations at our Shannon, Ireland and Pangyo, South Korea locations.

The Company seeks to achieve excellence for its EHS program through employee involvement at all levels, with robust management systems and focus on continuous improvement. Management leadership and employee engagement in all processes and programs is central to our exemplary compliance record. Key elements of our EHS management system include worksite analysis, hazard prevention and control, training, and pollution prevention and control. We are committed to conducting all aspects of operations in a manner that protects our employees, visitors and contractors as well as the people, property and environments of the communities in which we operate.

We know that our employees are our most valuable assets and their safety and health are among our top priorities. Our excellent safety record (detailed in our Corporate Responsibility Report) is attributable to our employees’ diligence, our training programs and safety policy management. Our EHS Policy is available at www.oled.com under “Who We Are — EHS & QMS Policies.”

Universal Display Corporation • 2023 Proxy Statement • 46

Community Development

The Company fosters a culture of giving that makes a positive difference to our local community. At our headquarters in Ewing, New Jersey, Company-sponsored activities throughout the year typically include clothing and food collection drives, weekly meal donations to a local soup kitchen and on-site blood drives. On account of the COVID-19 pandemic, instead of hosting on-site community activities in 2022, the Company made monetary donations to each of the organizations we regularly work with and support in our community. Our charitable match program encourages and supports the causes and organizations that are important to the Company’s employees. Through this program, the Company matches monetary donations dollar-for-dollar to eligible nonprofit organizations. Given the continuance of the global pandemic and in consideration of the greater needs in our local community, the Company maintained its matching gift amount in 2022 at a total of $2,500 per year for each full-time employee, which the Company had increased in 2020 over the Company’s $1,000 match in prior years.

The Company does not make political contributions to candidates or political parties, nor does it make any direct lobbying expenditures. Prior approval from the Company’s President and Chief Executive Officer would be required before any Company funds could be used for lobbying purposes. The Company does not control, direct or influence any employee’s political activities or affiliations. Our Political Involvement Policy is available at www.oled.com under “Shareholders — Corporate Responsibility.”

SHAREHOLDER PROPOSALS

Shareholders may submit proposals to us on matters appropriate for shareholder action at our 2024 annual meeting of shareholders in accordance with regulations adopted by the SEC. Proposals must be received by December 22, 2023 to be considered for inclusion in the proxy statement and form of proxy for our 2024 annual meeting of shareholders. Shareholder proposals received by us after March 6, 2024 will be deemed “untimely,” and proxy holders will have the right to exercise discretionary voting authority with respect to such proposals.

All shareholder proposals and nominations for director must be in writing and must comply with the notice, information and consent provisions contained in our Amended and Restated Bylaws. Proposals and nominations should be directed to the attention of our Secretary at Universal Display Corporation, 250 Phillips Boulevard, Ewing, New Jersey 08618. Nominations for director must be received by February 16, 2024, which is 120 days prior to the first anniversary of the 2023 Annual Meeting, and must include the information required by Rule 14a-19 under the Exchange Act.

ANNUAL REPORT TO SHAREHOLDERS

A copy of our 2022 Annual Report to Shareholders, containing financial statements for the year ended December 31, 2022, is available free of charge at ir.oled.com. A paper copy of our 2022 Annual Report may be obtained, without charge, by writing to us at Universal Display Corporation, 250 Phillips Boulevard, Ewing, New Jersey 08618, Attn: Secretary.

Sincerely,
By:
Mauro Premutico
Secretary

Ewing, New Jersey

April 20, 2023

Universal Display Corporation • 2023 Proxy Statement • 47

Annex A

UNIVERSAL DISPLAY CORPORATION

2023 EQUITY COMPENSATION PLAN

Adopted by the Board of Directors on April 4, 2023

Adopted by Shareholders on [June 15, 2023]

Annex A

UNIVERSAL DISPLAY CORPORATION
2023 EQUITY COMPENSATION PLAN

Section 1.
Effectiveness and Purpose.

Effective as of the Effective Date, the Universal Display Corporation 2023 Equity Compensation Plan (as may be amended from time to time, the “Plan”) is hereby established.

The purpose of the Plan is to provide employees of Universal Display Corporation, a Pennsylvania corporation (together with its successors, the “Company”), and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board, with the opportunity to receive grants of equity awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards. Capitalized terms used in the Plan and not otherwise defined herein shall have the meaning assigned to them in Section 2.

The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

The Plan is intended to replace the Prior Plan. No additional grants shall be made under the Prior Plan on or after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms.

Section 2.
Definitions.

The following terms shall have the meanings set forth below for purposes of the Plan:

(a)
“Affiliate” means, when used with reference to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, or owns greater than fifty percent (50%) of the voting power in, the specified Person (the term “control” for this purpose means the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, independently to select the managing partner of a partnership or the managing member or the majority of the managers, as applicable, of a limited liability company, or otherwise to have the power independently to remove and then select a majority of those Persons exercising governing authority over an entity, and control shall be conclusively presumed in the case of the direct or indirect ownership of fifty percent (50%) or more of the voting equity interests in the specified Person).
(b)
“Award” means an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.
(c)
“Award Agreement” means the written agreement that sets forth the terms and conditions of an Award, including all amendments thereto.
(d)
“Board” means the Board of Directors of the Company.
(e)
“Cause” has the meaning given to that term in any written employment agreement, offer letter or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Award Agreement, “Cause” means a finding by the Committee that the Participant (i) has breached his or her employment or service contract with the Employer, (ii) has as purposely engaged in actions that result in financial, reputational or commercial harm to the Employer, including, without limitation, fraud, embezzlement, theft, or commission of a felony, (iii) has been grossly negligent in the performance of duties, which gross negligence is willful, has or has the potential to have a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its affiliates taken as a whole, and is not cured within sixty (60) days after reasonable written notice from the Company or (iv) has materially failed to comply with the Company’s code of conduct or employment policies.
(f)
“CEO” means the Chief Executive Officer of the Company.
(g)
“Change in Control” means, unless otherwise set forth in an Award Agreement, the occurrence of any of the following:
(i)
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change in Control shall not be deemed to occur as a result of a transaction in which the Company becomes a direct or indirect subsidiary of

Annex A

another Person and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares of such other Person representing more than 50% of the voting power of the then outstanding securities of such other Person.
(ii)
The consummation of (A) a merger or consolidation of the Company with another Person where, immediately after the merger or consolidation, the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving Person would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving Person or (B) a sale or other disposition of all or substantially all of the assets of the Company.
(iii)
A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.
(iv)
The consummation of a complete dissolution or liquidation of the Company.

The Committee may modify the definition of Change in Control for a particular Award as the Committee deems appropriate to comply with Section 409A of the Code. Notwithstanding the foregoing, if an Award constitutes deferred compensation subject to Section 409A of the Code and the Award provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i) – (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Section 409A of the Code.

(h)
“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(i)
“Committee” means the Human Capital Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Company Stock is at the time primarily traded.
(j)
“Company Stock” means common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Company Stock pursuant to Section 5(c).
(k)
“Disability” or “Disabled” means, unless otherwise set forth in the Award Agreement, a Participant’s becoming entitled to benefits under the Employer’s long-term disability plan applicable to the Participant, provided that if there is no such plan, “Disability” or “Disabled” shall mean that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee in its discretion.
(l)
“Dividend Equivalent” means an amount determined by multiplying the number of shares of Company Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Company Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Company Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.
(m)
“Effective Date” means the date the Plan is approved by the Company’s stockholders.
(n)
“Employed by, or providing service to, the Employer” means employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer. If a Participant has military, sick leave or other bona fide leave, the Participant will not be deemed to cease employment or service solely as a result of such leave; provided that such leave does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for

Annex A

all or a portion of the period of such leave, or that vesting shall be tolled during such leave and only recommence upon the Participant’s return from such leave.
(o)
“Employee” means an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of the Plan, unless the Committee determines otherwise.
(p)
“Employer” means the Company and its subsidiaries.
(q)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r)
“Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.
(s)
“Fair Market Value” means:
(i)
If the Company Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Company Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Company Stock is not principally traded on any such exchange, the last reported sale price of a share of Company Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.
(ii)
If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.
(t)
“Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under Section 422 of the Code.
(u)
“Key Advisor” means a consultant or advisor of the Employer.
(v)
“Non-Employee Director” means a member of the Board who is not an Employee.
(w)
“Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under Section 422 of the Code.
(x)
“Option” means an option to purchase shares of Company Stock, as described in Section 7.
(y)
“Other Stock-Based Award” means any Award based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 11.
(z)
“Participant” means an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.
(aa)
“Performance Goals” means the business criteria selected by the Company to measure the level of performance of the Company or an Affiliate during a performance period, which may include, but are not limited to, one or more of the following criteria: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted

Annex A

accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; merger and acquisitions; strategic goals or objectives (including objectives related to qualitative or quantitative environmental, social or governance metrics); development and implementation of venture capital, business acquisition and corporate investment strategy; manufacturing efficiency and diversification programs; technology development advances; development and implementation of business diversification and restructuring strategies; and other similar criteria as determined by the Committee. Performance Goals applicable to an Award shall be determined by the Committee, and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.
(bb)
“Person” means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.
(cc)
“Prior Plan” means the Universal Display Corporation Equity Compensation Plan, as amended and restated as of June 19, 2014 and as may be further amended through the Effective Date.
(dd)
“SAR” means a stock appreciation right, as described in Section 10.
(ee)
“Stock Award” means an award of Company Stock, as described in Section 8.
(ff)
“Stock Unit” means an award of a contractual right to receive one or more shares of Company Stock, cash or combination thereof, as described in Section 9, and denominated in a number of shares of Company Stock specified in an Award Agreement.
Section 3.
Administration.
(a)
Committee. The Plan shall be administered and interpreted by the Committee; provided, however, that any Awards to members of the Board must be authorized by a majority of the Board. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, the Committee, a subcommittee or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee, or such subcommittee or the CEO.
(b)
Delegation to CEO. Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Awards to Employees or Key Advisors who are not executive officers or directors under Section 16 of the Exchange Act.
(c)
Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be made under the Plan; (ii) determine the type, size, terms and conditions of the Awards to be made to each such individual; (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, which criteria may be based on the attainment of Performance Goals; (iv) determine the amounts payable based on attainment of Performance Goals, including discretion to make such adjustments (positive or negative) to the amounts payable as the Committee deems appropriate and in the best interests of the Company; (v) amend the terms of any previously issued Award, subject to the provisions of Section 18 below; (vi) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Awards under the Plan; and (vii) deal with any other matters arising under the Plan.
(d)
Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(e)
Indemnification. No member of the Committee or the Board, and no employee of the Company or any Affiliate shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of

Annex A

the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.
Section 4.
Awards.
(a)
General. Awards under the Plan may consist of Options as described in Section 7, Stock Awards as described in Section 8, Stock Units as described in Section 9, SARs as described in Section 10, and Other Stock-Based Awards as described in Section 11. All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Award Agreement. All Awards shall be made conditional upon the Participant’s acknowledgment, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. Awards under a particular Section of the Plan need not be uniform as among the Participants.
(b)
Dividends and Dividend Equivalents. Notwithstanding anything to the contrary herein, any dividends or Dividend Equivalents granted in connection with Awards under the Plan shall vest and be paid only if and to the extent the underlying Awards vest and are paid.
Section 5.
Shares Subject to the Plan.
(a)
Shares Authorized. Subject to adjustment as described below in Sections 5(b) and 5(d), the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be the number of shares of Company Stock reserved for issuance under the Prior Plan that remain available for grant under the Prior Plan as of the Effective Date (which number of shares is 1,516,267 as of March 31, 2023, provided that the actual number of shares available for grant under the Prior Plan may be more or less than 1,516,267 as of the Effective Date). In addition, subject to adjustment as described below in Sections 5(b) and 5(d), shares of Company Stock underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for Awards under the Plan. Subject to adjustment as described below in Sections 5(b) and 5(d), the aggregate number of shares of Company Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options shall not exceed 1,516,267 shares of Company Stock.
(b)
Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Awards granted under the Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares, the shares subject to such Awards shall again be available for purposes of the Plan. Shares of Company Stock surrendered in payment of the Exercise Price of an Option (or an option granted under the Prior Plan) shall not be available for re-issuance under the Plan. Shares of Company Stock withheld or surrendered for payment of taxes with respect to Awards (or awards granted under the Prior Plan) shall not be available for re-issuance under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs. To the extent any Awards are paid in cash, and not in shares of Company Stock, any shares previously subject to such Awards shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options (including options granted under the Prior Plan), such shares may not again be made available for issuance under the Plan.
(c)
Substitute Awards. Shares issued or transferred under Awards made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Company Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).
(d)
Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Company Stock available for issuance under the Plan, the maximum amount of Awards which a Non-Employee Director may receive in any year, the number and kind of shares covered by outstanding Awards, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from

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such adjustment shall be eliminated. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, and acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. In addition, in the event of a Change in Control, the provisions of Section 13 of the Plan shall apply. Any adjustments to outstanding Awards shall be consistent with Section 409A or 424 of the Code, to the extent applicable. Subject to Section 18(b), the adjustments of Awards under this Section 5(d) shall include adjustment of shares, Exercise Price of Options, base amount of SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.
Section 6.
Eligibility for Participation.
(a)
Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
(b)
Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Company Stock subject to a particular Award in such manner as the Committee determines.
Section 7.
Options.

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a)
Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Award of Options to Employees, Non-Employee Directors and Key Advisors.
(b)
Type of Option and Exercise Price.
(i)
The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in Section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non‑Employee Directors and Key Advisors.
(ii)
The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Company Stock on the date of grant.
(c)
Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(d)
Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Award Agreement, including upon the attainment of specified Performance Goals. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(e)
Awards to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non‑exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

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(f)
Termination of Employment or Service. Except as provided in the Award Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Award Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g)
Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash or by check, (ii) unless the Committee determines otherwise, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Company Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.
(h)
Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Company Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.
Section 8.
Stock Awards.

The Committee may issue or transfer shares of Company Stock to an Employee, Non‑Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a)
General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based on the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Award Agreement as the “Restriction Period.”
(b)
Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
(c)
Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Award Agreement as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)
Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 16 below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.
(e)
Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right: (i) to vote shares of Stock Awards and (ii) subject to Section 4(b), to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals.
(f)
Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

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Section 9.
Stock Units.

The Committee may grant Stock Units, each of which shall represent one hypothetical share of Company Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:

(a)
Crediting of Units. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount of cash based on the value of a share of Company Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.
(b)
Terms of Stock Units. The Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with Section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)
Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)
Payment With Respect to Stock Units. Payments with respect to Stock Units shall be made in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.
Section 10.
Stock Appreciation Rights.

The Committee may grant SARs to an Employee, Non‑Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a)
General Requirements. The Committee may grant SARs to an Employee, Non‑Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Company Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(b)
Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.
(c)
Exercisability. A SAR shall be exercisable during the period specified by the Committee in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement, including the attainment of specified Performance Goals. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(d)
Awards to Non‑Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non‑exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(e)
Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR

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is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 10(a).
(f)
Form of Payment. The appreciation in a SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.
Section 11.
Other Stock-Based Awards.

The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 7, 8, 9 and 10 of the Plan) that are based on or measured by Company Stock, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

Section 12.
Dividend Equivalents.

The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards in an applicable Award Agreement or at any point following the grant of such Award. Subject to Section 4(b), Dividend Equivalents may be accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms and conditions as the Committee shall determine. For the avoidance of doubt, dividends or Dividend Equivalents shall not be granted in connection with Options or SARs.

Section 13.
Consequences of a Change in Control.
(a)
Assumption of Outstanding Awards. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, or except as otherwise provided in the applicable Award Agreement or a written employment, severance or change in control agreement between the Participant and the Company or a subsidiary of the Company, all outstanding Awards that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with grants (which may be in respect to cash, securities, or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). After a Change in Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law. For purposes of the foregoing, an Award under the Plan shall not be treated as continued, assumed, or replaced on comparable terms unless it is continued, assumed, or replaced with substantially equivalent terms, including, without limitation, the same vesting terms.
(b)
Vesting Upon Certain Terminations of Employment. Unless the Committee determines otherwise, or except as otherwise provided in the applicable Award Agreement or a written employment, severance or change in control agreement between the Participant and the Company or a subsidiary of the Company, if a Participant’s employment or services with the Employer is terminated by the Employer without Cause upon or within 12 months following a Change in Control, the Participant’s outstanding Awards shall become fully vested as of the date of such termination; provided that if the vesting of any such Awards is based, in whole or in part, on performance, the applicable Award Agreement shall specify how the portion of the Award that becomes vested pursuant to this Section 13(b) shall be calculated.
(c)
Other Alternatives. In the event of a Change in Control, if any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding Awards, including, without limitation, taking any of the following actions (or combination thereof) with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (iii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Option Exercise Price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Company Stock does not exceed the per share Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR.

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Section 14.
Deferrals.

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of Section 409A of the Code.

Section 15.
Withholding of Taxes.
(a)
Required Withholding. All Awards under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Awards or exercising Awards pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Awards, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Awards, or the Employer may take such other action as the Committee may deem advisable to enable the Employer to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.
(b)
Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Awards paid in Company Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Award. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.
Section 16.
Transferability of Awards.
(a)
Nontransferability of Awards. Except as described in subsection (b) below, only the Participant may exercise rights under an Award during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Award under the Participant’s will or under the applicable laws of descent and distribution.
(b)
Transfer of Nonqualified Stock Options and Stock Awards. Notwithstanding the foregoing, the Committee may provide, in an Award Agreement or at such other time after the grant of an award, that a Participant may transfer Nonqualified Stock Options or Stock Awards to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option or Stock Award and the transferred Option or Stock Award shall continue to be subject to the same terms and conditions as were applicable to the Option or Stock Award immediately before the transfer.
Section 17.
Requirements for Issuance or Transfer of Shares.

No Company Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Award on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 18.
Amendment and Termination of the Plan.
(a)
Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.
(b)
No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Company Stock, other

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securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Company Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or base price of such SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Options or SARs or (iii) cancel outstanding Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.
(c)
Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.
(d)
Termination and Amendment of Outstanding Awards. A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant with respect to such Award unless the Participant consents or unless the Committee acts under Section 19(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 19(f) below or may be amended by agreement of the Company and the Participant consistent with the Plan.
Section 19.
Miscellaneous.
(a)
Awards in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Awards under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make an Award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Awards as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.
(b)
Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(c)
Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.
(d)
Rights of Participants. Nothing in the Plan shall entitle any Employee, Non‑Employee Director, Key Advisor or other person to any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
(e)
No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Award. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(f)
Compliance with Law.
(i)
The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Awards shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that, to the extent applicable, Awards comply with the requirements of Section 409A of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 422 or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

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(ii)
The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of Section 409A of the Code or (B) satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code.
(iii)
Any Award that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination and identification of “Key Employees”, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code.
(iv)
Notwithstanding anything in the Plan or any Award agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company or any subsidiary or Affiliate of the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.
(g)
Awards in Foreign Countries; Establishment of Subplans. The Committee has the authority to award Awards to Participants who are foreign nationals or employed outside the United States on any different terms and conditions than those specified in the Plan that the Committee, in its discretion, believes to be necessary or desirable to accommodate differences in applicable law, tax policy, or custom, while furthering the purposes of the Plan. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected. Notwithstanding the foregoing, the Committee may not approve any sub-plan inconsistent with the terms or share limits in the Plan or which would otherwise cause the Plan to cease to satisfy any conditions under Rule 16b-3 under the 1934 Act.
(h)
Company Policies. Notwithstanding any other provisions in the Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement. In addition, all Awards are subject to any applicable clawback policy that may be implemented by the Committee or the Board from time to time. All Awards made under the Plan shall be subject to any applicable share trading, stock ownership or other policies that may be implemented by the Committee or the Board from time to time.
(i)
Governing Law; Jurisdiction. The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of the Plan and Awards made hereunder shall be brought only in the United States District Court for the Eastern District of Pennsylvania, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the Commonwealth of Pennsylvania, and the jurisdiction of such court in any such proceeding shall be exclusive.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

UNIVERSAL DISPLAY CORPORATION

The Board of Directors recommends you vote FOR proposals 2, 3 and 5 and in favor of 1 YEAR on proposal 4.

	1 Year	**2 Years**	**3 Years**	**Abstain**
4. Advisory resolution regarding the frequency of future advisory shareholder votes on compensation of the Company's named executive officers.	☐	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TO VIEW MATERIALS & VOTE UNIVERSAL DISPLAY CORPORATION ATTN: HEIDI CABIBBO 250 PHILLIPS BLVD. EWING, NJ 08618 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 22, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/OLED2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 22, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D77336-P67524 UNIVERSAL DISPLAY CORPORATION The Board of Directors recommends you vote FOR the following nominees: 1. Election of the nine directors proposed in the accompanying Proxy Statement, each to serve for a one-year term and until a successor is selected and qualified. Nominees: Against Abstain For The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain ! ! ! ! ! ! 2. Advisory resolution to approve the compensation of the Company's named executive officers. 1a. Steven V. Abramson ! ! ! ! ! ! 3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2022. 1b. Cynthia J. Comparin ! ! ! 1c. Richard C. Elias NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! ! ! 1d. Elizabeth H. Gemmill ! ! ! 1e. C. Keith Hartley ! ! ! 1f. Celia M. Joseph ! ! ! 1g. Lawrence Lacerte ! ! ! 1h. Sidney D. Rosenblatt ! ! ! 1i. Sherwin I. Seligsohn Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held Virtually on June 23, 2022: The Proxy Statement and our 2021 Annual Report to Shareholders are available at www.proxyvote.com D77337-P67524 UNIVERSAL DISPLAY CORPORATION PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 23, 2022 10:00 AM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Steven V. Abramson and Sidney D. Rosenblatt, jointly and severally, as proxies, each with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of Universal Display Corporation held of record by the undersigned on April 1, 2022, at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/OLED2022 on June 23, 2022, at 10:00 AM ET or any postponements or adjournments thereof. The shares represented by this proxy, if it is properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the shares represented by this proxy will be voted "FOR" all nominees for director, "FOR" Proposal 2, and "FOR" Proposal 3. Continued and to be signed on reverse side